PACIFIC SELECT         PROSPECTUS JANUARY 4, 2002

ESTATE PRESERVER - NY

                       Pacific Select Estate Preserver - NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

This policy is not     This prospectus provides information that you should
available in all       know before buying a policy. It's accompanied by a
states. This           current prospectus for the Pacific Select Fund, a fund
prospectus is not      that provides the underlying portfolios for the
an offer in any        variable investment options offered under the policy.
state or               Please read these prospectuses carefully and keep them
jurisdiction where     for future reference.
we're not legally
permitted to offer     Here's a list of all of the investment options
the policy.            available under your policy:

The policy is          VARIABLE INVESTMENT OPTIONS
described in detail
in this prospectus.    Blue Chip                  International Value
The Pacific Select
Fund is described      Aggressive Growth          Capital Opportunities
in its prospectus
and in its             Emerging Markets           Mid-Cap Growth
Statement of
Additional             Diversified Research       Global Growth
Information (SAI).
No one has the         Small-Cap Equity           Equity Index
right to describe
the policy or the      International Large-Cap    Small-Cap Index
Pacific Select Fund
any differently        I-Net Tollkeeper (SM)      REIT
than they have been
described in these     Financial Services         Inflation Managed
documents.                                         (formerly called
                       Health Sciences             "Government Securities")
You should be aware
that the Securities    Technology                 Managed Bond
and Exchange
Commission (SEC)       Telecommunications         Money Market
has not reviewed
the policy for its     Multi-Strategy             High Yield Bond
investment merit,
and does not           Large-Cap Core             Equity Income
guarantee that the        (formerly called
informationin this        "Equity Income")        Research
prospectus is
accurate or            Strategic Value            Equity
complete. It's a
criminal offense       Growth LT                  Aggressive Equity
tosay otherwise.
                       Focused 30                 Large-Cap Value

                       Mid-Cap Value


                       FIXED OPTIONS

                       Fixed Account

                       Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

An overview of Pacific Select Estate Preserver - NY                  4
----------------------------------------------------------------------
Pacific Select Estate Preserver - NY basics                         12
Owners, people insured by the policy, and beneficiaries             13
Policy date, monthly payment date, policy anniversary date          14
Statements and reports we'll send you                               15
Your right to cancel                                                15
Timing of payments, forms and requests                              16
Telephone and electronic transactions                               17
----------------------------------------------------------------------
The death benefit                                                   18
Choosing your death benefit option                                  18
The guideline minimum death benefit                                 19
When we pay the death benefit                                       19
Comparing the death benefit options                                 20
Changing your death benefit option                                  20
Decreasing the face amount                                          21
Optional riders                                                     21
----------------------------------------------------------------------
How premiums work                                                   22
Planned periodic premium payments                                   22
Paying your premium                                                 23
Deductions from your premiums                                       23
Allocating your premiums                                            24
Limits on the premium payments you can make                         24
----------------------------------------------------------------------
Your policy's accumulated value                                     26
Calculating your policy's accumulated value                         26
Persistency credit                                                  26
Monthly deductions                                                  27
Lapsing and reinstatement                                           29
----------------------------------------------------------------------
Your investment options                                             31
Variable investment options                                         31
Fixed options                                                       36
Transferring among investment options                               36
Transfer programs                                                   37
----------------------------------------------------------------------
Withdrawals, surrenders and loans                                   39
Making withdrawals                                                  39
Taking out a loan                                                   40
Ways to use your policy's loan and withdrawal features              41
Automated income option                                             42
Surrendering your policy                                            44
Policy restoration                                                  45
----------------------------------------------------------------------
General information about your policy                               46
----------------------------------------------------------------------
Variable life insurance and your taxes                              49
----------------------------------------------------------------------
About PL&A                                                          53
----------------------------------------------------------------------
Appendices                                                         113
Appendix A: Joint equal age                                        113
Appendix B: Rates per $1,000 of initial face amount                114
Appendix C: Death benefit percentages                              115
Appendix D: Death benefit factor table                             116
----------------------------------------------------------------------
Where to go for more information                            back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-888-595-6997.


In this prospectus,          Accumulated value                   26         Joint owners                    13
you and your mean            Accumulation units                  34         Lapse                           29
the policy holder            Age                                 13         Loan account                    40
or owner. PL&A, we,          Allocation                          24         Modified endowment contract     49
us and our refer to          Assignment                          48         Monthly payment date            14
Pacific Life &               Beneficiary                         14         Net amount at risk              20
Annuity Company.             Business day                        16         Net cash surrender value        44
The fund refers to           Cash surrender value                44         Net premium                     22
Pacific Select               Contingent beneficiary              14         Outstanding loan amount         40
Fund. Policy means           Cost of insurance rate              27         Planned periodic premium        22
a Pacific Select             Death benefit                       18         Policy anniversary              14
Estate Preserver -           Death benefit factor                19         Policy date                     14
 NY variable life            Death benefit percentage            19         Policy year                     14
insurance policy,            Face amount                         18         Portfolio                       31
unless we state              Fixed account                       36         Proper form                     16
otherwise.                   Fixed LT account                    36         Reinstatement                   29
                             Fixed options                       36         Riders                          21
                             General account                     54         Sales surrender target          44
                             Guideline minimum death benefit     19         Separate account                54
                             Guideline premium limit             24         Seven-pay limit                 51
                             Illustration                        15         Tax code                        49
                             In force                            12         Unit value                      34
                             Income benefit                      46         Variable account                31
                             Income period                       43         Variable investment option      31
                             Joint equal age                     28

AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER - NY

                       This overview tells you some key things you should know about your policy. It's designed as a summary only - please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select         Pacific Select Estate Preserver - NY is a last survivor
Estate Preserver -     flexible premium variable life insurance policy.
NY basics
                       . Last survivor means the policy insures the lives of
Last survivor life       two people and provides a death benefit that's
insurance may be         payable after both people have died.
appropriate for two
spouses who want to    . Flexible premium means you can vary the amount and
provide a death          frequency of your premium payments.
benefit for their
children.              . Variable means the policy's value depends on the
                         performance of the investment options you choose.
This may not be the
right kind of          . Life insurance means the policy provides a death
policy for someone       benefit to the beneficiary you choose.
who wants to
provide a death        In addition to providing a death benefit that is
benefit for his or     generally free of federal income tax, any growth in
her spouse. In that    your policy's accumulated value is tax-deferred. You
case, a policy that    can choose from 33 variable investment options, each of
insures a single       which invests in a corresponding portfolio of the
life may be more       Pacific Select Fund, and from two fixed options, both
appropriate.           of which provide a guaranteed minimum rate of interest.

Please discuss your    You may choose to allocate net premium and accumulated
insurance needs and    value to no more than 20 investment options at any one
financial              time.
objectives with
your registered        Pacific Select Estate Preserver - NY is designed for
representative.        long-term financial planning. Please take some time to
                       read the information in this prospectus before you
You'll find more       decide if this life insurance policy meets your
about the basics       insurance needs and financial objectives.
of Pacific Select
Estate Preserver -     Your right to cancel
NY starting on         During the free look period, you have the right to
page 12.               cancel your policy and return it to us or your
                       registered representative for a refund. We'll refund the amount of your premium payments. We'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of four death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      You can change your death benefit option and reduce
both of the people     your policy's face amount (with certain restrictions)
insured by the         while your policy is in force.
policy have died,
as long as your        Optional riders
policy is in force.    There are three optional riders that provide extra
                       benefits, some at additional cost. Not all riders are
You'll find more       available in every state, and some riders may only be
about the death        added when you apply for your policy.
benefit starting on
page 18.

                      ---------------------------------------------------------
How premiums work      Deductions from your premiums
                       We deduct a premium load from each premium payment you
Your policy gives      make. The premium load is made up of a sales load, a
you the flexibility    state and local tax charge, and a federal tax charge.
to choose the
amount and             Limits on the premium payments you can make
frequency of your      Federal tax law puts limits on the premium payments you
premium payments,      can make in relation to your policy's death benefit. We
within certain         may refuse all or part of a premium payment you make,
limits. Each           or remove all or part of a premium from your policy and
premium payment        return it to you under certain circumstances.
must be at least
$50.

You'll find more
about how premiums
work starting on
page 22.

                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement
You'll find more       If there is not enough accumulated value to cover the
about accumulated      monthly charge on the day we make the deduction, your
value starting on      policy may lapse - which means you'll no longer have
page 26.               any insurance coverage. If your policy is in danger of
                       lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement.

AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER - NY

                      ---------------------------------------------------------
Your investment        You can choose from 33 variable investment options,
options                each of which invests in a corresponding portfolio of
                       the Pacific Select Fund. Pacific Life is the investment
The investment         adviser for the Pacific Select Fund. It oversees the
options you choose     management of all the fund's portfolios and manages two
will affect your       of the portfolios directly. It has retained other
policy's               portfolio managers to manage the other portfolios. The
accumulated value,     value of each portfolio will fluctuate with the value
and may affect the     of the investments it holds, and returns are not
death benefit.         guaranteed.

Your policy's          You can also choose from two fixed options, the Fixed
accumulated value      account and the Fixed LT account, both of which provide
may be allocated to    a guaranteed minimum annual interest rate of 3% during
up to 20 investment    the first 10 policy years, 3.6% during policy years 11
options at any one     through 20, and 3.85% during policy year 21 and
time.                  thereafter. We may offer a higher interest rate. If we
                       do, we'll guarantee that rate for one year.
Please review the
investment options     We allocate your premium payments and accumulated value
carefully and ask      to the investment options you choose. Your policy's
your registered        accumulated value will fluctuate depending on the
representative to      investment options you've chosen. You bear the
help you choose the    investment risk of any variable investment options you
right ones for your    choose.
goals and risk
tolerance.             We'll hold your premium payments in the Money Market
                       investment option until the free look transfer date.
You'll find more       Please turn to Your right to cancel for details.
about the
investment options     Transferring among investment options
starting on page       You can transfer among the investment options during
31.                    the life of your policy without paying any current
                       income tax. There is currently no charge for transfers.

                       You can make as many transfers as you like between variable investment options. You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing program. These programs are not available for the fixed options.

                       You can only make one transfer from each fixed option in any 12-month period. For the Fixed account, each transfer may be no more than $5,000 or 25% of the accumulated value in the Fixed account, whichever is greater. For the Fixed LT account, each transfer may be no more than $5,000 or 10% of the accumulated value in the Fixed LT account, whichever is greater. You can only transfer to the fixed options in the policy month right before each policy anniversary. We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options.

                       The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

You'll find out        You can also make automatic transfers from the Fixed
more about our         account to other investment options during the first
automatic transfer     policy year using our first year transfer program.
programs starting
on page 37.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully         Taking out a loan
before using these     You can take out a loan from us using your policy's
policy benefits.       accumulated value as security. You pay interest on the
                       amount you borrow at an annual rate of 4.1%. The
You'll find more       accumulated value used to secure your loan is set aside
about withdrawals,     in a loan account, where it earns interest at an annual
surrenders and         rate of 3.1% during the first 10 policy years, 3.7%
loans starting on      during policy years 11 through 20, and at least 3.85%
page 39.               during policy year 21 and thereafter.

                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while either of the two people insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash
There are tax          distribution by making a withdrawal or surrendering
issues to consider     your policy.
when you own a life
insurance policy.      If your policy is a modified endowment contract, all
These are described    distributions you receive during the life of the policy
in detail starting     may be subject to tax and a 10% penalty.
on page 49.

                      ---------------------------------------------------------
About PL&A             PL&A is a life insurance company based in Arizona. We
                       issue the policies. Pacific Select Distributors, Inc.,
When you buy a life    our affiliate, is the distributor of the policies.
insurance policy,
you're relying on      How our accounts work
the insurance          We put your premium payments in our general and
company that issues    separate accounts. We own the assets in our accounts
it to be able to       and make the allocations to the investment options
meet its financial     you've chosen.
obligations to you.
                       Amounts allocated to the fixed options are held in our
You'll find more       general account. Our general account includes all of
about PL&A, and our    our assets, except for those held in our separate
strength as a          accounts. Our ability to meet our obligations under the
company, starting      policy is backed by our strength as an insurance
on page 53.            company.

We may use any         Amounts allocated to the variable investment options
profit derived from    are held in our separate account. The assets in this
any charges under      account are kept separate from the assets in our
the policy for any     general account and our other separate accounts, and
lawful purpose,        are protected from our general creditors.
including our
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER - NY

                                               This section of the overview explains the fees and expenses associated with your
                                               Pacific Select Estate Preserver - NY Policy.

                                               -------------------------------------------------------------------------------------
Understanding policy expenses and
cash flow                                           -----------------
                                                      Your premium
The chart to the right illustrates how cash
normally flows through a Pacific Select               You make a      -----------------------------------------------------
Estate Preserver - NY policy.                         premium
                                                      payment                                                              v
The dark shaded boxes show the fees and                                                                            -----------------
expenses you pay directly or indirectly             -----------------                                                 We deduct a
under your policy. These are explained in                                                                             premium load
the pages that follow.                              -----------------
                                                      Net premium
In some states we'll hold your net premium
payments in the Money Market investment               We allocate the                                              -----------------
option until the free look transfer date.             net premium to
Please turn to Your right to cancel for               the investment  -----------------------------------------------------
details.                                              options you
                                                      choose
                                                    -----------------

                                                        v                     v
                                               -------------------   --------------------  -----------------    --------------------
                                                 Fixed options         Variable              Pacific Select       The fund
                                                                       investment            Fund                 deducts advisory
                                                 We hold               options                                    fees and other
                                                 amounts you                           ----  The variable   ---   fund expenses from
                                                 allocate to these     We hold               investment           the portfolios
                                                 options in our        amounts you           options invest
                                                 general account       allocate to these     in the fund's
                                                                       options in our        portfolios
                                                                       separate account
                                               -------------------   --------------------  -----------------    --------------------

                                                                                                                --------------------
                                                                                                                  We deduct:
                                                                                                                  . cost of
                                                                                                                    insurance
                                                                                                                  . administrative
                                                                                    We make monthly deductions      charge
                                                                                    --------------------------    . mortality and
                                                                                                                    expense risk
                                                                                                                    charge
                                                                                                                  . rider charges
                                                                              v
                                               -------------------   --------------------  -----------------    --------------------
                                                 Loan                  Accumulated                                We deduct a
                                                 account               value                                      withdrawal charge

                                                 Accumulated                           If you make a withdrawal
                                                 value set aside  ---  The total value ------------------------
                                                 to secure a           of your policy
                                                 policy loan
                                               -------------------   --------------------                       --------------------

                                                                                                                --------------------
                                                                                                                  We deduct a
                                                                                 If you surrender your policy     surrender charge
                                                                               during the first 10 policy years
                                                                               --------------------------------


                                                                                                                --------------------

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

The premium load is    Sales load - 0% of each premium payment during the
explained in more      first 10 policy years and 3% after the 10th policy
detail on page 23.     year.

                       State and local tax charge - 2.35% of each premium payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:
The monthly charge
is explained in        Cost of insurance - We calculate this charge by
more detail            multiplying the current cost of insurance rate by a
starting on page       discounted net amount at risk at the beginning of each
27.                    policy month. When the younger of the two people
                       insured by the policy reaches age 100, the cost of
An example             insurance charge is zero -- in other words, you no
                       longer pay any cost of insurance charge.
For a policy with:
                       Administrative charge - We deduct a charge of $7.50 a
 . a joint equal age    month. When the younger of the two people insured by
  of 50                the policy reaches age 100, the administrative charge
                       is zero -- in other words, you no longer pay any
 . a face amount of     administrative charge.
  $100,000
                       Mortality and expense risk charge - The mortality and
 . accumulated          expense risk charge varies depending on your policy's
  value of $60,000     face amount, and age and sex of both people insured by
  after deducting      the policy on the policy date and accumulated value.
  any outstanding      It's made up of two components:
  loan amount.
                       . The face amount component, which we deduct every
The maximum monthly      month during the first 10 policy years at a rate that
charge for the face      is based on the age and sex of both people insured by
amount component of      the policy, and each $1,000 of the initial face
the mortality and        amount of your policy.
expense risk charge
is $15.20              . The accumulated value component, which we deduct
(($100,000 / 1,000) X    every month during the first10 policy years at an
0.152).                  annual rate of 0.90% (0.075% monthly) of your
                         policy's accumulated value in the investment options.
The monthly charge       During policy years 11 through 20, we reduce the
for the accumulated      annual rate to 0.30% (0.025% monthly) of the
value component is       accumulated value. During policy year 21 and
$45                      thereafter, we further reduce the annual rate to
($60,000 X 0.075%).      0.05% (0.0042% monthly) of the accumulated value.
The charge in
policy years 11        Riders - If you add any riders to your policy, we add
through 20 would be    any charges for them to your monthly charge.
$15
($60,000 X 0.025%)
if the policy's
accumulated value
was $60,000. The
charge in policy
year 21 (and
thereafter) would
be $2.52
($60,000 X 0.0042%)
if the policy's
accumulated value
was $60,000.

The monthly charge
for the face amount
component of the
mortality and
expense risk charge
will never exceed
$0.64 per $1,000 of
the initial face
amount of your
policy.

Joint equal age is
explained in
Appendix A. The
maximum rates for
the face amount
component are shown
in Appendix B.

AN OVERVIEW OF PACIFIC SELECT ESTATE PRESERVER - NY

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is a $25 charge for each
Withdrawal and         withdrawal you make. We deduct this charge
surrender charges      proportionately from all of your investment options.
are explained in
more detail on         If you surrender or cash in your policy, or decrease
pages 39 and 44.       its face amount, during the first 10 years of owning
                       the policy, we'll deduct a surrender charge. The
An example             surrender charge is made up of two components:

For a policy that      . The underwriting surrender charge, which is assessed
is surrendered at        at a rate that is based on the joint equal age and
the end of the           each $1,000 of the initial face amount of your
first policy year,       policy. The amount of the charge does not change
with:                    during the first policy year. Starting on the first
 . a joint equal age      policy anniversary, we reduce the charge by 0.9259% a
  of 50                  month until it reaches zero at the end of 10 policy
 . an initial face        years.
  amount of
  $100,000.            . The sales surrender charge, which, during the first
                         policy year, equals the smaller of the following
The underwriting         amounts:
surrender charge is
$520.                    . 70% of the premium payments you've made, or

The maximum sales        . 70% of the sales surrender target, which is based
surrender target is        on the joint equal age of the people insured by the
$1,236. The maximum        policy for each $1,000 of a policy's initial face
sales surrender            amount.
charge is $865.20.
                       The sales surrender charge increases until the premiums
The most we will       you pay reach the sales surrender target. In the 13th
assess for the         month you own your policy, we reduce the sales
underwriting           surrender charge so that it is 99.0741% of the charge
surrender charge on    as calculated above. After that, we reduce it by
any surrendered        0.9259% a month until it reaches zero at the end of 10
policy is $17.30       policy years.
per $1,000 of face
amount.

The underwriting
surrender charge
and sales surrender
target rates appear
in Appendix B.

                      ---------------------------------------------------------
Transfer charges       Currently, there is no charge for making a transfer
                       among your investment options, but in the future we may charge you $25 per transfer in excess of 12 transfers per year.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the            expenses. These are deducted from the assets of the
Pacific Select Fund    fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       policy. If you choose a variable investment option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce portfolio returns.
starting on page
31, and in the         Advisory fee
fund's prospectus,     Pacific Life is the investment adviser to the fund. The
which accompanies      fund pays an advisory fee to us for these services. The
this prospectus.       table below shows the advisory fee as a annual
                       percentage of each portfolio's average daily net assets.

                    Other expenses
                    The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2000 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For each portfolio, Pacific Life's right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002. In 2000, Pacific Life reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

                 -------------------------------------------------------------------------------------
                                                                               Less
                                           Advisory Other    12b-1    Total    adviser's     Total net
                 Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                 -------------------------------------------------------------------------------------
                                                   As an annual % of average daily net assets
                 Blue Chip/1/              0.95     0.06     --       1.01      --           1.01
                 Aggressive Growth/1/      1.00     0.06     --       1.06      --           1.06
                 Emerging Markets/2/       1.10     0.21     --       1.31      --           1.31
                 Diversified Research/2/   0.90     0.08     0.01     0.99      --           0.99
                 Small-Cap Equity/2/       0.65     0.05     --       0.70      --           0.70
                 International Large-Cap   1.05     0.12     --       1.17      --           1.17
                 I-Net Tollkeeper/2/,/3/   1.40     0.13     --       1.53     (0.02)        1.51
                 Financial Services/1/     1.10     0.15     --       1.25     (0.05)        1.20
                 Health Sciences/1/        1.10     0.11     --       1.21     (0.01)        1.20
                 Technology/1/             1.10     0.08     --       1.18      --           1.18
                 Telecommunications/1/     1.10     0.08     --       1.18      --           1.18
                 Multi-Strategy            0.65     0.04     --       0.69      --           0.69
                 Large-Cap Core/2/         0.65     0.04     0.01     0.70      --           0.70
                  (formerly Equity Income)
                 Strategic Value           0.95     0.49     --       1.44     (0.39)        1.05
                 Growth LT                 0.75     0.04     --       0.79      --           0.79
                 Focused 30                0.95     0.42     --       1.37     (0.32)        1.05
                 Mid-Cap Value/2/          0.85     0.03     0.10     0.98      --           0.98
                 International Value       0.85     0.11     --       0.96      --           0.96
                 Capital Opportunities/1/  0.80     0.06     --       0.86      --           0.86
                 Mid-Cap Growth/1/         0.90     0.06     --       0.96      --           0.96
                 Global Growth/1/          1.10     0.19     --       1.29      --           1.29
                 Equity Index              0.25     0.04     --       0.29      --           0.29
                 Small-Cap Index/2/        0.50     0.13     --       0.63     (0.02)        0.61
                 REIT                      1.10     0.04     --       1.14      --           1.14
                 Inflation Managed/2/      0.60     0.05     --       0.65      --           0.65
                 Managed Bond/2/           0.60     0.05     --       0.65      --           0.65
                 Money Market              0.34     0.04     --       0.38      --           0.38
                 High Yield Bond/2/        0.60     0.05     --       0.65      --           0.65
                 Equity Income/1/          0.95     0.15     --       1.10     (0.05)        1.05
                 Research/1/               1.00     0.12     --       1.12     (0.02)        1.10
                 Equity                    0.65     0.04     --       0.69      --           0.69
                 Aggressive Equity/2/      0.80     0.04     0.02     0.86      --           0.86
                 Large-Cap Value/2/        0.85     0.05     0.05     0.95      --           0.95
                 -------------------------------------------------------------------------------------

                    /1/ Expenses are estimated. There were no actual advisory
                        fees or expenses for these portfolios in 2000 because the portfolios started after December 31, 2000.
                    /2/ Total adjusted net expenses for these portfolios,
                        after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.50% for I-Net Tollkeeper Portfolio (adjusted for the reduced advisory fee rate/3/), 0.69% for Large-Cap Core Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio, 0.84% for Aggressive Equity Portfolio and 0.90% for Large-Cap Value Portfolio.
                    /3/ Effective January 1, 2002, advisory fee is reduced
                        from the annual rate of 1.50% of average daily net assets to 1.40%.
                    + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PACIFIC SELECT ESTATE PRESERVER - NY BASICS

                       When you buy a Pacific Select Estate Preserver - NY life insurance policy, you're entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting and administrative requirements, we can
policy and confirm     reject it or ask you for more information. Once we
changes you or we      receive your first premium payment, and any contractual
make to the policy.    and administrative requirements have been met, we'll
                       consider your policy to be in force. Our obligations
Specification pages    under the policy begin when the policy is in force and
summarize              has been delivered to you.
information
specific to your       Your policy will be in force until one of the following
policy at the time     happens:
the policy is          . both people insured by the policy die
issued.                . the grace period expires and your policy lapses, or
                       . you surrender your policy.

Riders provide         If your policy is not in force when both people insured
extra benefits,        by the policy die, we are not obligated to pay the
some at additional     death benefit proceeds to your beneficiary.
cost. Not all
riders are             Pacific Select Estate Preserver - NY is a last survivor
available in every     flexible premium variable life insurance policy that
state and some         insures the lives of two people and pays death benefit
riders may only be     proceeds after both people have died.
added when you
apply for your         Under a flexible premium life insurance policy, you
policy.                have the flexibility to choose the amount and frequency
                       of your premium payments. You must, however, pay enough
Last survivor life     premiums to cover the ongoing cost of policy benefits.
insurance may be
appropriate for two    A premium load is deducted from each premium payment
spouses who want to    you make. The resulting net premium is allocated to the
provide a death        investment options you choose, and becomes part of your
benefit for their      policy's accumulated value.
children.
                       Charges are deducted from the accumulated value each
This may not be the    month to help cover the cost of the policy's death
right kind of          benefit and other expenses. If there is not enough
policy for someone     accumulated value to cover the monthly charge on the
who wants to           day we make the deduction, your policy may lapse after
provide a death        a grace period - which means you'll no longer have any
benefit for his or     insurance coverage.
her spouse. In that
case, a policy that    Investment earnings will increase your policy's
insures a single       accumulated value, while investment losses will
life may be more       decrease it. The premium payments you'll be required to
appropriate.           make to keep your policy in force will be influenced by
                       the investment results of the investment options you've
Please discuss your    chosen.
insurance needs and
financial
objectives with
your registered
representative.

We'll hold your net
premium payments in
the Money Market
investment option
until the free look
transfer date.
Please turn to Your
right to cancel for
details.

                      ---------------------------------------------------------
Owners, people         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
                       joint owners. You need the signatures of all owners for
Please consult your    all policy transactions.
financial advisor
or a lawyer about      If one of the joint owners dies, the surviving owners
designating            will hold all rights under the policy. If the last
ownership              joint owner dies, his or her estate will own the policy
interests.             unless you've given us other instructions.

                       A policy can also be owned by an institution, trust,
                       corporation or group or sponsored arrangement. These
If you would like      owners often buy more than one policy, which may
to change the owner    qualify them for reduced charges or lower premium
of your policy,        payments.
please contact us
or your registered     We may reduce or waive the sales load or surrender
representative for     charges on policies sold to our directors or employees,
a change of owner      to any of our affiliates, or to trustees, employees or
form. We can           affiliates of the fund.
process the change
only if we receive     You can change the owner of your policy by completing a
your instructions      change of owner form. Once we've received and recorded
in writing.            your request, the change will be effective as of the
                       day you signed the change of owner form.

                       People insured by the policy
                       This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. Your policy refers to these people as the insureds. The policy pays death benefit proceeds after both of these people have died.

Risk classes are       Each person to be insured by the policy is assigned an
usually based on       underwriting or insurance risk class which we use to
age, gender, health    calculate cost of insurance and other charges. We
and whether or not     normally use the medical or paramedical underwriting
the person to be       method to assign underwriting or insurance risk
insured by the         classes, which may require a medical examination. We
policy smokes. Most    may, however, use other forms of underwriting if we
insurance companies    think it's appropriate.
use similar risk
classification
criteria.

When we refer to       When we use a person's age in policy calculations, we
age throughout this    generally use his or her age as of the nearest policy
prospectus, we're      date, and we add one year to this age on each policy
using the word as      anniversary date. For example, when we talk about
we've defined it       someone "reaching age 100", we're referring to the
here, unless we        policy anniversary date closest to that person's 100th
tell you otherwise.    birthday, not to the day when he or she actually turns
                       100.

PACIFIC SELECT ESTATE PRESERVER - NY BASICS

                       Beneficiaries
                       The beneficiary is the person, people, entity or
If you would like      entities you name to receive the death benefit
to change the          proceeds. Here are some things you need to know about
beneficiary of your    naming beneficiaries:
policy, please
contact us or your     . You can name one or more primary beneficiaries who
registered               each receive an equal share of the death benefit
representative for       proceeds unless you tell us otherwise. If one
a change of              beneficiary dies, his or her share will pass to the
beneficiary form.        surviving primary beneficiaries in proportion to the
We can process the       share of the proceeds they're entitled to receive,
change only if we        unless you tell us otherwise.
receive your
instructions in        . You can also name a contingent beneficiary for each
writing.                 primary beneficiary you name. The contingent
                         beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

                       . You can choose to make your beneficiary permanent
                         (sometimes called irrevocable). You cannot change a permanent beneficiary's rights under the policy without his or her permission.

                       . If none of your beneficiaries is still living when
                         the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you're no longer living, the proceeds will go to your estate.

                       . You can change your beneficiary at any time while
                         either person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your policy date.

                       The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We'll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                       Backdating your policy
                       You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the people insured by the policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports                owners:
we'll send you
                       . a confirmation for many financial transactions,
                         usually including premium payments and transfers,
                         loans, loan repayments, withdrawals and surrenders.
                         Monthly deductions and scheduled transactions made
We can create            under the dollar cost averaging and portfolio
customized               rebalancing programs are reported on your quarterly
hypothetical             policy statement.
illustrations of
benefits under your    . a quarterly policy statement. The statement will tell
policy based on          you the accumulated value of your policy by
different                investment option, cash surrender value, the amount
assumptions.             of the death benefit, the policy's face amount, and
                         any outstanding loan amount. It will also include a
We'll send you one       summary of all transactions that have taken place
policy illustration      since the last quarterly statement, as well as any
free of charge each      other information required by law.
policy year if you
ask for one. We        . supplemental schedules of benefits and planned
reserve the right        periodic premiums. We'll send these to you if you
to charge $25 for        change your policy's face amount or change any of the
additional               policy's other benefits.
illustrations.
                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific
                         Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to          During the free look period, once your policy is in
cancel                 force you have the right to cancel (or refuse) your
                       policy and return it to us or your registered
Please call us or      representative for a refund.
your registered
representative if      The amount of your refund will be the amount of the
you have questions     premium payments you've made. We'll always deduct any
about your right to    outstanding loan amount from the amount we refund to
cancel your policy.    you.

                       You'll find a complete description of the free look period that applies to your policy on the policy's cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free look period ends 60 days after you receive your policy.

                       If you cancel your policy during the free look period, we're required to refund the premium payments you've made. We'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 10 days after we issue your policy
                       . when we consider your policy to be in force.

PACIFIC SELECT ESTATE PRESERVER - NY BASICS

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     Once your policy is in force, the effective date of
                       payments, forms and requests you send us is usually
A business day,        determined by the day and time we receive the item in
called a valuation     proper form at the mailing address that appears on the
date in your           back cover of this prospectus.
policy, is any day
that the New York      Planned periodic premium payments, loan requests,
Stock Exchange and     transfer requests, loan payments or withdrawal or
our life insurance     surrender requests that we receive in proper form
client services        before 4:00 p.m. Eastern time on a business day will
offices are open.      normally be effective as of the end of that day, unless
It usually ends at     the transaction is scheduled to occur on another
4:00 p.m. Eastern      business day. If we receive your payment or request on
time.                  or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
 . New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas        letters, forms or other necessary documents, completed
  Day, and             to our satisfaction. Proper form may require, among
 . the Friday before    other things, a signature guarantee or some other proof
  New Year's Day,      of authenticity. We do not generally require a
  July Fourth or       signature guarantee, but we may ask for one if it
  Christmas Day if     appears that your signature has changed, if the
  that holiday         signature does not appear to be yours, if we have not
  falls on a           received a properly completed application or
  Saturday             confirmation of an application, or for other reasons to
 . the Monday           protect you and us.
  following New
  Year's Day, July     When we make payments and transfers
  Fourth or            We'll normally send the proceeds of transfers,
  Christmas Day if     withdrawals, loans, surrenders, exchanges and death
  that holiday         benefit payments within seven days after the effective
  falls on a Sunday    date of the request in proper form. We may delay
unless unusual         payments and transfers, or the calculation of payments
business conditions    and transfers based on the value in the variable
exist, such as the     investment options under unusual circumstances, for
ending of a monthly    example, if:
or yearly
accounting period.     . the New York Stock Exchange closes on a day other
                         than a regular holiday or weekend
Our client services    . an emergency exists as determined by the SEC, as a
offices are also         result of which the sale of securities is not
usually closed on        practicable, or it is not practicable to determine
the following days:      the value of a variable account's assets.
 . the Monday before
  New Year's Day,      We may delay transfers and payments from the fixed
  July Fourth, or      options, including the proceeds from withdrawals,
  Christmas Day, if    surrenders and loans, for up to six months. We'll pay
  any of these         interest at an annual rate of at least 3% on any
  holidays falls on    withdrawals or surrender proceeds from the fixed
  a Tuesday            options that we delay for 30 days or more.
 . the Tuesday
  before Christmas     We pay interest at an annual rate of at least 3% on
  Day if that          death benefit proceeds, calculated from the day the
  holiday falls on     last surviving person insured by the policy dies to the
  a Wednesday          day we pay the proceeds.
 . the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
 . the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

To request payment
of death benefit
proceeds, send us
proof of death and
payment
instructions.

                      ---------------------------------------------------------
Telephone and          You can make loans or transfers, and give us
electronic             instructions regarding the dollar cost averaging
transactions           program or portfolio rebalancing program, by telephone
                       any time after the free look period as long as we have
Please ask your        your signed authorization form on file.
registered
representative for     Certain registered representatives are able to give us
more information       instructions electronically if authorized by you. You
regarding              may appoint your registered representative to give us
electronic             instructions on your behalf by completing and filing a
transactions.          telephone and electronic authorization form with us.

                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.
                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically
                       . neither we, the administrator, any of our affiliates,
                         the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the last surviving person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

                       This policy offers four death benefit options, Options
Your policy's          A, B, C and D. The option you choose will generally
initial amount of      depend on which is more important to you: a larger
insurance coverage     death benefit or building the accumulated value of your
is its initial face    policy.
amount. We
determine the face     Here are some things you need to know about the death
amount based on        benefit:
instructions
provided in your       . You choose your death benefit option on your policy
application.             application.

The minimum face       . If you do not choose a death benefit option, we'll
amount when a            assume you've chosen Option A.
policy is issued is
usually $100,000,      . The death benefit will always be the greater of the
but we may reduce        death benefit under the option you choose or the
this in some             guideline minimum death benefit.
circumstances.
                       . The death benefit will never be lower than the face
You'll find your         amount of your policy if you've chosen Option A, B or
policy's face            D. Of course, the death benefit proceeds will always
amount, which            be reduced by any outstanding loan amount.
includes any
increases or           . We'll pay the death benefit proceeds to your
decreases, in the        beneficiary when we receive proof of the deaths of
specification pages      both of the people insured by the policy.
in your policy.
                       . After the youngest person insured by the policy
                         reaches age 100, the death benefit equals the accumulated value.

                      ---------------------------------------------------------
Choosing your death    You can choose one of the following four options for
benefit option         the death benefit on your application. The graphs below
                       help you compare the options using several hypothetical examples.

                       Option A - the         Option B - the face amount of
                       face amount of         your policy plus its accumulated
                       your policy.           value.


                       [ILLUSTRATION          [ILLUSTRATION APPEARS HERE]
                       APPEARS HERE]
                                              The death benefit changes as
                                              your policy's accumulated value
                                              changes. The better your
                                              investment options perform, the
                                              larger the death benefit will
                                              be.

                       Option C - the         Option D - the face amount of
                       face amount of         your policy multiplied by a
                       your policy plus       death benefit factor.
                       the total premiums
                       you've paid minus
                       any withdrawals or     [ILLUSTRATION APPEARS HERE]
                       distributions
                       made.                  The death benefit gradually
                                              increases over time no matter
                                              how your investment options
                       [ILLUSTRATION          perform, as long as there is
                       APPEARS HERE]          enough accumulated value to keep
                                              your policy in force.
                       The more premiums
                       you pay and the
                       less you withdraw,
                       the larger the
                       death benefit will
                       be.

                      ---------------------------------------------------------
                       How we calculate the death benefit for
                       Option D

                       If you choose Option D, we'll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

                       The factor changes on each policy anniversary and is based on the joint equal age of the people insured by the policy and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the two people insured by the policy. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You'll find more information about how we calculate joint equal age in Appendix A.

                       You'll find more information about the death benefit factor in Appendix D and in your policy.

                      ---------------------------------------------------------
The guideline          The guideline minimum death benefit is the minimum
minimum death          death benefit needed for your policy to qualify as life
benefit                insurance under Section 7702 of the Internal Revenue
                       Code. If the amount of the death benefit under the
If your policy's       option you choose is less than the guideline minimum
death benefit is       death benefit, we'll adjust your death benefit to equal
equal to the           the guideline minimum death benefit.
guideline minimum
death benefit, and     We calculate the guideline minimum death benefit by
the net amount at      multiplying the accumulated value of your policy by a
risk is more than      death benefit percentage. This percentage is based on
three times the        the age of the younger person insured by the policy,
death benefit on       and will increase over time. You'll find a table of
the policy date, we    guideline minimum death benefit percentages in
may reduce the         Appendix C.
death benefit by
making withdrawals
from your policy.

We will not charge
you our usual $25
withdrawal fee, but
the withdrawals may
be taxable. Please
turn to
Withdrawals,
surrenders and
loans for
information about
making withdrawals.

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the last surviving person
                       insured by the policy dies. If that person dies on a
Your beneficiary       day that is not a business day, we calculate the
can choose to          proceeds as of the next business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that both
a lump sum or use      people insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions. If both
benefit. Please see    people insured by the policy die at the same time, or
the discussion         if it's not clear who died first, we'll assume the
about income           younger of the two died first.
benefits in General
information about      Death benefit proceeds equal the total of the death
your policy.           benefits provided by your policy and any riders you've
                       added, minus any outstanding loan amount, minus any
It is important        overdue charges.
that we have a
current address for    We'll pay interest at an annual rate of at least 3% on
your beneficiary so    the death benefit proceeds, calculated from the day the
that we can pay        last surviving person insured by the policy dies to the
death benefit          day we pay the proceeds.
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
last surviving
person insured by
the policy, we'll
be required to pay
them to the state.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's four death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

Example A assumes      These examples show that each death benefit option
the following:         provides a different level of protection. Keep in mind
 . the people           that cost of insurance charges, which affect your
  insured by the       policy's accumulated value, increase with the amount of
  policy are male      the death benefit, as well as over time. The cost of
  and female non-      insurance is charged at a rate per $1,000 of the
  smokers, each age    discounted net amount at risk. As the net amount at
  45 at the time       risk increases, your cost of insurance increases.
  the policy was       Accumulated value also varies depending on the
  issued               performance of the investment options in your policy.
 . face amount is
  $1,000,000
 . accumulated value
  at year 20 is
  $600,000
 . total premiums
  paid into the
  policy at year 20
  is $300,000
 . the death benefit
  percentage for
  the guideline
  minimum death
  benefit is 120%
 . the death benefit
  factor for Option
  D at year 20 is
  108.4%
 . the guideline
  minimum death
  benefit is
  $720,000
  (accumulated
  value times a
  death benefit
  percentage factor
  of 120%)

                   ------------------------------------------------------------------------------------------
                   Example A                               The death benefit is the larger
                                                           of these two amounts
                                                           -------------------------------
                   Death                                   Death benefit   Guideline       Net amount at risk
                   benefit     How it's                    under           minimum         used for cost of
                   option      calculated                  the option      death benefit   insurance charge
                   ------------------------------------------------------------------------------------------
                   Option A    Face amount                  $1,000,000       $720,000         $397,540.10
                   Option B    Face amount plus
                               accumulated value            $1,600,000       $720,000         $996,064.16
                   Option C    Face amount plus
                               premiums less distributions  $1,300,000       $720,000         $696,802.13
                   Option D    Face amount times
                               death benefit factor         $1,084,000       $720,000         $481,333.47
                   ------------------------------------------------------------------------------------------

Example B uses the
same assumptions as
Example A, but has
an accumulated
value of
$1,400,000. Because
accumulated value
has increased, the
guideline minimum
death benefit is
now $1,680,000
($1,400,000 times a
death benefit
factor of 120%).

                   ------------------------------------------------------------------------------------------
                   Example B                               The death benefit is the larger
                                                           of these two amounts
                                                           -------------------------------
                   Death                                   Death benefit   Guideline       Net amount at risk
                   benefit     How it's                    under           minimum         used for cost of
                   option      calculated                  the option      death benefit   insurance charge
                   ------------------------------------------------------------------------------------------
                   Option A    Face amount                  $1,000,000      $1,680,000        $275,867.37
                   Option B    Face amount plus
                               accumulated value            $2,400,000      $1,680,000        $994,096.24
                   Option C    Face amount plus
                               premiums less distributions  $1,300,000      $1,680,000        $275,867.37
                   Option D    Face amount times
                               death benefit factor         $1,084,000      $1,680,000        $275,867.37
                   ------------------------------------------------------------------------------------------

                      ---------------------------------------------------------
Changing your death    You can change the death benefit option of your policy.
benefit option         Here's how it works:

We will not change     . You can change the death benefit once in any policy
your death benefit       year.
option if it means     . You must send us your request in writing.
your policy will be    . You can only change to Option A or Option B.
treated as a           . The change will become effective on the first monthly
modified endowment       payment date after we receive your request. If we
contract, unless         receive your request on a monthly payment date, we'll
you've told us in        process it that day.
writing that this      . The face amount of your policy will change by the
would be acceptable      amount needed to make the death benefit under the new
to you. Modified         option equal the death benefit under the old option
endowment contracts      just before the change. We will not let you change
are discussed in         the death benefit if doing so means the face amount
Variable life            of your policy will become less than $100,000. We may
insurance and your       waive this minimum amount under certain
taxes.                   circumstances.
                       . Changing the death benefit option can also affect the
Net amount at risk       monthly cost of insurance charge since this charge
is the difference        varies with the net amount at risk.
between the death      . The new death benefit option will be used in all
benefit that would       future calculations.
be payable if both
people insured by
the policy died,
and the accumulated
value of your
policy.

                      ---------------------------------------------------------
Decreasing the face    You can decrease your policy's face amount starting on
amount                 the first policy anniversary as long as we approve it.
                       Here's how it works:
Decreasing the face
amount may affect      . You can decrease the face amount as long as at least
your policy's tax        one of the people insured by the policy is still
status. To ensure        living.
your policy            . You can only decrease the face amount once in any
continues to             policy year.
qualify as life        . You must send us your request in writing while your
insurance, we might      policy is in force.
be required to         . The decrease will become effective on the first
return part of your      monthly payment date after we receive your request.
premium payments to      If we receive your request on a monthly payment date,
you, or make             we'll process it that day.
distributions from     . Decreasing the face amount can affect the monthly
the accumulated          cost of insurance charge since this charge varies
value, which may be      with the net amount at risk.
taxable.               . We can refuse your request to make the face amount
                         less than $100,000. We can waive this minimum amount
We will not              in certain situations, such as group or sponsored
decrease the face        arrangements.
amount if it means
your policy will be    If you decrease your face amount in the first 10 years
treated as a           of the policy, we'll deduct a surrender charge from
modified endowment     your policy's accumulated value. Please turn to
contract, unless       Withdrawals, surrenders and loans for information about
you've told us in      how we calculate surrender charges.
writing that this
would be acceptable
to you.

For more
information, please
see Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Optional riders        There are three optional riders that provide extra
                       benefits, some at additional cost. Not all riders are
We offer other         available in every state, and some riders may only be
variable life          added when you apply for your policy.
insurance policies
which provide          . Last survivor added protection benefit
insurance                Provides level or varying term insurance on the two
protection on the        people insured by the policy.
lives of two people
or on the life of      . Individual annual renewable term rider
one person. The          Provides level or varying term insurance on either or
loads and charges        both people insured by the policy.
on these policies
may be different.      . Policy split option rider
Combining a policy       Splits the policy into two individual policies with
and a rider,             evidence of insurability.
however, may be
more economical        Certain restrictions may apply and are described in the
than adding another    rider or benefit. We'll add any rider charges to the
policy. It may also    monthly charge we deduct from your policy's accumulated
be more economical     value.
to provide an
amount of insurance
coverage through a
policy alone.

Ask your registered
representative for
more information
about the riders
available with the
policy, or about
other kinds of life
insurance policies
offered by PL&A.

There may be tax
consequences if you
exercise your
rights under the
Policy split option
rider. Please see
Variable life
insurance and your
taxes for more
information.

Samples of the
provisions for the
extra optional
benefits are
available from us
upon written
request.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the amount and frequency of your premium payments.


The amount,            We usually set the amount of your first premium
frequency, and         payment. You can schedule the amount and frequency of
period of time over    remaining premium payments within certain limits. Each
which you make         premium payment must be at least $50.
premium payments
may affect whether     We deduct a premium load from each premium payment, and
your policy will be    then allocate your net premium to the investment
classified as a        options you've chosen. Depending on the performance of
modified endowment     your investment options, and on how many withdrawals,
contract, or no        loans or other policy features you've taken advantage
longer qualifies as    of, you may need to make additional premium payments to
life insurance for     keep your policy in force.
tax purposes. See
Variable life          If we do not receive the minimum initial premium
insurance and your     payment within 20 days after we issue your policy, we
taxes for more         can cancel the policy and refund any partial premium
information.           payment you've made. We may waive the 20 day
                       requirement in some cases.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
Even if you pay all    it works:
your premiums when
they're scheduled,     . On your application, you choose a fixed amount of at
your policy could        least $50 for each premium payment.
lapse if the
accumulated value,     . You indicate whether you want to make premium
less any                 payments annually, semi-annually, or quarterly. You
outstanding loan         can also choose monthly payments using our monthly
amount, is not           Uni-check plan, which is described below.
enough to pay your
monthly charges.       . We send you a notice to remind you of your scheduled
Turn to Your             premium payment (except for monthly electronic funds
policy's                 transfer plan payments, which are paid
accumulated value        automatically). While you do not have to make the
for more                 premium payments you've scheduled, not making a
information.             premium payment may have an impact on any financial
                         objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment.

                      ---------------------------------------------------------
Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:

                        .  by personal check, drawn on a U.S. bank
                        . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank.
                        . by third party check, when there is a clear connection of the third party to the underlying transaction
                        .  wire transfers that originate in U.S. banks.

                       We may not accept premium payments in the following forms:

                        .  cash
                        . credit card or check drawn against a credit card account
                        . cashier's check, money order or traveler's checks in single denominations of less than $10,000
                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank
                        . third party check, if there is not a clear connection of the third party to the underlying transaction
                        .  wires that originate from foreign bank accounts.

                       Monthly electronic funds transfer plan
                       Once you've made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here's how it works:

                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

Your net premium is    Sales load
your premium           During the first 10 years of your policy, we deduct a
payment less the       0% sales load from each premium payment you make. The
premium load.          sales load is 3% after the 10th policy year.

                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. This rate approximates the average rate we pay for all states. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay increases.

HOW PREMIUMS WORK


                       Federal tax charge
                       We deduct 1.50% from each premium payment to pay federal taxes. We reserve the right to change this rate to respond to changes in law.

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
There are special      allocations to 20 investment options at one time.
restrictions when
allocating premiums    We allocate your first premium on the free look
to the Fixed LT        transfer date. We'll hold your net premiums in the
account.               Money Market investment option until the free look
                       transfer date, and then transfer them to the investment
Please turn to Your    options you've chosen.
investment options
for more
information about
the investment
options.

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:

Before you buy a      . If accepting the premium means your policy will no
policy, you can ask     longer qualify as life insurance for federal income
us or your              tax purposes.
registered
representative for     The total amount you can pay in premiums and still have
a personalized         your policy qualify as life insurance is your policy's
illustration that      guideline premium limit. The sum of the premiums paid,
will show you the      less any withdrawals, at any time cannot exceed the
guideline single       guideline premium limit, which is the greater of:
premium and
guideline level        . the guideline single premium or
annual premiums.       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a         . If applying the premium in that policy year means your
detailed discussion     policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively, so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk    . If applying the premium payment to your policy will
is the difference       increase the net amount at risk. This will happen if
between the death       your policy's death benefit is equal to the guideline
benefit that would      minimum death benefit or would be equal to it once we
be payable if both      applied your premium payment.
people insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the two
policy.                people insured by the policy.

                       We will not accept premium payments after the youngest person insured by the policy reaches age 100.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Persistency credit     Policies may be eligible for a persistency credit.
                       Here's how it works:

                       Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.15% on an annual basis. We calculate the persistency credit amount on your policy's average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

                       Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.25%.

                       Your policy's persistency credit is not guaranteed, and we may discontinue the program at any time.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge is for providing you with life insurance
premium payments,      protection. Like other policy charges, we may profit
or taking out a        from the cost of insurance charge and may use these
loan all affect the    profits for any lawful purpose such as the payment of
accumulated value      distribution and administrative expenses.
of your policy.
                       There are maximum or guaranteed cost of insurance rates
You'll find a          associated with your policy. When the younger of the
discussion about       two people insured by your policy reaches age 100, the
when your policy       guaranteed cost of insurance rate is zero - in other
might lapse, and       words, you no longer pay any cost of insurance.
what you can do to
reinstate it, later    The guaranteed rates include the insurance risks
in this section.       associated with insuring two people. They are
                       calculated using 1980 Commissioners Standard Ordinary
Unisex rates are       Mortality Tables or the 1980 Commissioners Ordinary
used when a policy     Mortality Table B, which are used for unisex cost of
is owned by an         insurance rates. The rates are also based on the ages,
employer in            gender and risk classes of the people insured by the
connection with        policy unless unisex rates are required.
employment-related
or benefit             Our current cost of insurance rates will apply
programs.              uniformly to all members of the same class. Any changes
                       in the cost of insurance will apply uniformly to all
Class is determined    members of the same class. These rates generally
by a number of         increase as the ages of the two people increase, and
factors, including     they vary with the number of years the policy has been
the age, risk          in force. Our current rates are lower than the
classification,        guaranteed rates and they will not exceed the
smoking status and     guaranteed rates in the future.
gender (unless
unisex rates are
required) of the
two people insured
by the policy, and
the policy date and
duration.
                      ---------------------------------------------------------
                       How we calculate cost of insurance

                       We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

                       Net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both people insured by the policy died, and the accumulated value of your policy. We calculate it in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Administrative charge
                       We deduct a charge of $7.50 a month. We guarantee that this charge will not increase. When the younger of the two people insured by the policy reaches age 100, the administrative charge is zero - in other words, you no longer pay any administrative charge.

                       If you buy additional Pacific Select Estate
                       Preserver - NY policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we'll deduct $200 from each policy's first premium payment to help cover our processing costs.

YOUR POLICY'S ACCUMULATED VALUE

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

                       Charges for optional riders
                       If you add any riders to your policy, we add any charges for them to your monthly charge.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge

For a policy with:     The mortality and expense risk charge has two
 . a joint equal age    components: a face amount component and an accumulated
  of 50                value component.
 . a face amount of
  $100,000             . Face amount component We deduct a face amount
 . accumulated value      component every month during the first 10 policy
  of $60,000 after       years, at a rate that is based on the joint equal age
  deducting any          on the policy date and each $1,000 of the initial
  outstanding loan       face amount of your policy. The rates for the face
  amount.                amount component are shown in Appendix B. Joint equal
                         age is a calculation that combines the ages and
The maximum monthly      insurance risks of the two people insured by the
charge for the face      policy, and is explained in Appendix A.
amount component is
$15.50                 . Accumulated value component We deduct an accumulated
(($100,000 / 1,000)      value component every month during the first 10
X 0.155).                policy years at an annual rate of 0.90% (0.075%
                         monthly) of your policy's accumulated value in the
The monthly charge       investment options. During policy years 11 through
for the accumulated      20, we reduce the annual rate to 0.30% (0.025%
value component is       monthly) of the accumulated value. During policy year
$45 ($60,000 X           21 and thereafter, we further reduce the annual rate
0.075%). The charge      to 0.05% (0.0042% monthly) of the accumulated value.
in policy years 11       For the purposes of this charge, the amount of
through 20 would be      accumulated value is calculated on the monthly
$15 ($60,000             payment date after we deduct the cost of insurance
X 0.025%) if the         and charges for any optional riders.
policy's
accumulated value
was $60,000. The
charge in policy
year 21 (and
thereafter) would
be $2.52 ($60,000 X
 .0042%) if the
policy's
accumulated value
was $60,000.

The monthly charge
for the face amount
component of the
mortality and
expense risk charge
will never exceed
$0.64 per $1,000 of
the initial face
amount of
your policy.

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy . not making planned premium payments
                       . the performance of your investment options
                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment
                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

                       If you make the minimum payment
                       If we receive your payment within the grace period, we'll allocate your net premium to the investment options you've chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

Remember to tell us    If your policy is in danger of lapsing and you have an
if a payment is a      outstanding loan amount, you may find that making the
premium payment.       minimum payment would cause the total premiums paid to
Otherwise, we'll       exceed the maximum amount for your policy's face amount
treat it as a loan     under tax laws. In that situation, we will not accept
repayment.             the portion of your payment that would exceed the
                       maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                       How to avoid future lapsing
                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion if it.

                       Paying death benefit proceeds during the grace period If the last surviving person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy
                       If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the two people
                         insured by the policy are still insurable

YOUR POLICY'S ACCUMULATED VALUE

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount
                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

You can change your    We put your premium payments in our general and
premium allocation     separate accounts. We own the assets in our accounts
instructions by        and allocate your premiums, less any charges, to the
writing or sending     investment options you've chosen. Amounts allocated to
a fax. If we have      the fixed options are held in our general account.
your completed         Amounts allocated to the variable investment options
telephone and          are held in our separate account.
electronic
authorization form     You choose your initial investment options on your
on file you can        application. If you choose more than one investment
call us at 1-888-      option, you must tell us the dollar amount or
595-6997 or submit     percentage you want to allocate to each option. You can
a request              change your premium allocation instructions at any
electronically         time.
through your
appointed agent. Or    The investment options you choose, and how they
you can ask your       perform, will affect your policy's accumulated value
registered             and may affect the death benefit. Please review the
representative to      investment options carefully and ask your registered
contact us.            representative to help you choose the right ones for
                       your goals and tolerance for risk. Make sure you
You'll find            understand any costs you may pay directly and
information about      indirectly on your investment options because they will
when we allocate       affect the value of your policy.
net premiums to
your investment
options in How
premiums work.

Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment   You can choose from 33 variable investment options.
options               Each variable investment option is set up as a variable
                      account under our separate account and invests in a
Variable investment   corresponding portfolio of the Pacific Select Fund.
options are also      Each portfolio invests in different securities and has
known as variable     its own investment goals, strategies and risks. The
accounts. These       value of each portfolio will fluctuate with the value
variable accounts     of the investments it holds, and returns are not
are divisions of      guaranteed. Your policy's accumulated value will
our separate          fluctuate depending on the investment options you've
account. We bear      chosen. You bear the investment risk of any variable
the direct            investment options you choose.
operating expenses
of our separate       The following chart is a summary of the Pacific Select
account. For more     Fund portfolios. You'll find detailed descriptions of
information about     the portfolios in the Pacific Select Fund prospectus
how these accounts    that accompanies this prospectus. There's no guarantee
work, see             that a portfolio will achieve its investment objective.
About PL&A.           You should read the fund prospectus carefully before
                      investing.
Pacific Life is the
investment adviser
for the Pacific
Select Fund. They
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. They've
retained other
portfolio managers
to manage the other
portfolios.

YOUR INVESTMENT OPTIONS

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. Current income   companies--typically large companies   Management, Inc.
                         is of secondary           that are well established in their
                         importance.               respective industries.


Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.


Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.


Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.


Small-Cap Equity         Long-term growth of       Equity securities of smaller and       Capital Guardian
                         capital.                  medium-sized companies.                Trust Company


International Large-Cap  Long-term growth of       Equity securities of non-U.S.          Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.


I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.


Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector. Such companies        Funds Group, Inc.
                                                   include banks, insurance companies,
                                                   brokerage firms and other finance-
                                                   related firms.


Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector. Such companies        Funds Group, Inc.
                                                   include medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.


Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector. Such companies include         Funds Group, Inc.
                                                   biotechnology, communications,
                                                   computers, electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.


Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. Current income   telecommunications sector. Such as     Funds Group, Inc.
                         is of secondary           companies that offer telephone
                         importance.               service, wireless communications,
                                                   satellite communications, television
                                                   and movie programming, broadcasting
                                                   and Internet access.


Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.


Large-Cap Core           Long-term growth of       Equity securities of large and medium- J.P. Morgan
 (formerly called        capital and income.       sized dividend-paying U.S. companies.  Investment
 Equity Income)                                                                           Management Inc.


Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Corporation


Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Corporation
                         the preservation of
                         capital.


Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Corporation




PORTFOLIO               INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                  MAIN INVESTMENTS                       MANAGER

Mid-Cap Value           Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management



International Value     Long-term capital         Equity securities of companies of any  Lazard Asset
                        appreciation primarily    size located in developed countries    Management
                        through investment in     outside of the U.S.
                        equity securities of
                        corporations domiciled in
                        countries other than the
                        U.S.

Capital Opportunities   Long-term growth of       Equity securities with the potential   MFS Investment
                        capital.                  for long-term growth of capital.       Management



Mid-Cap Growth          Long-term growth of       Equity securities of medium-sized      MFS Investment
                        capital.                  companies believed to have above-      Management
                                                  average growth potential.



Global Growth           Long-term growth of       Equity securities of any size located  MFS Investment
                        capital.                  within and outside of the U.S.         Management



Equity Index            Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Standard & Poor's
                        return of common stocks   500 Composite Stock Price Index.
                        publicly traded in the
                        U.S.

Small-Cap Index         Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Russell 2000 Small
                        return of an index of     Stock Index.
                        small capitalization
                        companies.


REIT                    Current income and long-  Equity securities of U.S. and non-U.S. Morgan Stanley
                        term capital              companies principally engaged in the   Asset Management
                        appreciation.             U.S. real estate industry.



Inflation Managed       Maximize total return     Inflation-indexed bonds of varying     Pacific
 (formerly called       consistent with prudent   maturities issued by the U.S. and non  Investment
 Government Securities) investment management.    U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond            Maximize total return     Medium and high-quality fixed income   Pacific
                        consistent with prudent   securities with varying terms to       Investment
                        investment management.    maturity.                              Management
                                                                                         Company


Money Market            Current income consistent Highest quality money market           Pacific Life
                        with preservation of      instruments believed to have limited
                        capital.                  credit risk.



High Yield Bond         High level of current     Fixed income securities with lower and Pacific Life
                        income.                   medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.



Equity Income            Current income. Capital  Equity securities of large U.S.        Putnam
                         growth is of secondary   companies with a focus on income-      Investment
                         importance.              producing securities believed to be    Management, Inc.
                                                  undervalued by the market.


Research                 Long-term growth of      Equity securities of large U.S.        Putnam
                         capital.                 companies with potential for capital   Investment
                                                  appreciation.                          Management, Inc.



Equity                  Capital appreciation.     Equity securities of large U.S.        Putnam
                        Current income is of      growth-oriented companies.             Investment
                        secondary importance.                                            Management, Inc.



Aggressive Equity       Capital appreciation.     Equity securities of small and medium- Putnam
                                                  sized companies.                       Investment
                                                                                         Management, Inc.



Large-Cap Value         Long-term growth of       Equity securities of large U.S.        Salomon Brothers
                        capital. Current income   companies.                             Asset Management
                        is of secondary                                                  Inc
                        importance.

YOUR INVESTMENT OPTIONS

An example
                       Calculating unit values
You ask us to          When you choose a variable investment option, we credit
allocate $6,000 to     your policy with accumulation units. The number of
the Inflation          units we credit equals the amount we've allocated
Managed investment     divided by the unit value of the variable account.
option on a            Similarly, the number of accumulation units in your
business day. At       policy will be reduced when you make a transfer,
the end of that        withdrawal or loan from a variable investment option,
day, the unit value    and when your monthly charges are deducted.
of the variable
account is $15.        The value of an accumulation unit is the basis for all
We'll credit your      financial transactions relating to the variable
policy with 400        investment options. We calculate the unit value for
units ($6,000          each variable account once every business day, usually
divided by $15).       at or about 4:00 p.m. Eastern time.

The value of an        Generally, for any transaction, we'll use the next unit
accumulation unit      value calculated after we receive your written request.
is not the same as     If we receive your written request before 4:00 p.m.
the value of a         Eastern time, we'll use the unit value calculated as of
share in the           the end of that business day. If we receive your
underlying             request on or after 4:00 p.m. Eastern time, we'll use
portfolio.             the unit value calculated as of the end of the next
                       business day.
For information
about timing of        If a scheduled transaction falls on a day that is not a
transactions, see      business day, we'll process it as of the end of the
Pacific Select         next business day. For your monthly charge, we'll use
Estate                 the unit value calculated on your monthly payment date.
Preserver - NY         If your monthly payment date does not fall on a
basics.                business day, we'll use the unit value calculated as of
                       the end of the next business day.

                       To calculate the unit value, we multiply the unit value from the previous business day by the net investment factor. The net investment factor for a variable account on any business day is (a) minus (b), divided by (c) where:

                       a = the net asset value of the variable account as of
                           the close of the prior business day, adjusted by investment performance and any dividends or distributions paid;
                       b = any charges for any taxes that are, or may become,
                           associated with the operation of the variable account; and
                       c = the net asset value of the variable account as of
                           the close of the previous business day.

                       The net asset value of a variable account on any business day is the net asset value per share for the variable account on the business day multiplied by the number of shares in the variable account on the valuation date. The investment company in whose shares the variable account invests reports the net asset value per share and the number of shares outstanding for each variable account on each business day.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Estate          policy. If you choose a variable investment option,
Preserver - NY.        these fees and expenses affect you indirectly because
                       they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

                      ---------------------------------------------------------
Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account. We have contracted with Pacific
under any              Life to manage our general account assets, subject to
securities act. For    investment policies, objectives, directions and
this reason, the       guidelines established by our Board.
SEC has not
reviewed the           Here are some things you need to know about the fixed
disclosure in this     options:
prospectus about
these options.         . Accumulated value allocated to the fixed options earn
However, other           interest on a daily basis, using a 365-day year. Our
federal securities       minimum annual interest rate is 3% during the first
laws may apply to        10 policy years, 3.6% during policy years 11 through
the accuracy and         20, and 3.85% during policy year 21 and thereafter.
completeness of the    . We may offer a higher annual interest rate on the
disclosure about         fixed options. If we do, we'll guarantee the higher
these options.           rate for one year.
                       . There are no investment risks or direct charges.
For more               . There are limitations on when and how much you can
information about        transfer from the fixed options. These limitations
the general              are described below in Transferring among investment
account, see About       options. We reserve the right, in our sole
PL&A.                    discretion, to waive the transfer restrictions on the
                         fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.
                       . We may limit the total amount you allocate to the
                         Fixed LT account for all Pacific Life policies you own to $1,000,000 in any 12-month period, and transfer any amount over $1,000,000 to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. You should contact us to find out if a higher limit is in effect.

                      ---------------------------------------------------------
Transferring among     You can transfer among your investment options any time
investment options     during the life of your policy without triggering any
                       current income tax. You can make transfers by writing
You can make           to us, by making a telephone or electronic transfer, or
transfers and use      by signing up for one of our automatic transfer
transfer programs      programs. You'll find more information about making
only after the free    telephone and electronic transfers in Pacific Select
look transfer date.    Estate Preserver - NY basics.
For more
information, please    Transfers will normally be effective as of the end of
see Pacific Select     the business day we receive your written, telephone or
Estate                 electronic request.
Preserver - NY
basics.                Here are some things you need to know about making
                       transfers:
You'll find more
about the first        . Your policy's accumulated value may be invested in up
year transfer            to 20 investment options at one time.
program later in       . If you're making transfers between variable
this section.            investment options, there is no minimum amount
                         required and you can make as many transfers as you like.
                       . You can make transfers from the variable investment
                         options to the Fixed account at any time.
                       . You can make transfers from the variable investment
                         options to the Fixed LT account only in the policy month right before each policy anniversary.
                       . If you have transferred accumulated value out of the
                         fixed options, you must wait 90 days before making a transfer to the Fixed account. However, you can make transfers to the Fixed account anytime during the first 18 months of your policy.
                       . You can only make one transfer from each fixed option
                         in any 12-month period, except if you've signed up for the first year transfer program.
                       . You can only transfer up to the greater of $5,000 or
                         25% of your policy's accumulated value in the Fixed account in any 12-month period, except for scheduled transfers under the first year program.

                       . You can only transfer up to the greater of $5,000 or
                         10% of your policy's accumulated value in the Fixed LT account in any 12-month period. The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.
                       . Currently, there is no charge for making a transfer,
                         but in the future we may charge you $25 per transfer in excess of 12 transfers per policy year.
                       . There is no minimum required value for the investment
                         option you're transferring to or from.
                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.
                       . We can restrict or suspend transfers.
                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options. It does not allow you to make
for a scheduled        transfers to or from either of the fixed options.
transfer when unit     Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This       . You need to complete a request form to enroll in the
allows you to            program. You may enroll by telephone or
average the cost of      electronically if you have a completed telephone and
investments over         electronic authorization form on file.
time. Investing        . You must have at least $5,000 in a variable
this way does not        investment option to start the program.
guarantee profits      . We'll automatically transfer accumulated value from
or prevent losses.       one variable investment option to one or more of the
                         other variable investment options you've selected.
                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual
                         or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date.
                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
                       . We have the right to discontinue, modify or suspend
                         the program at any time.

                       We'll keep making transfers at the intervals you've chosen until one of the following happens:
                       . the total amount you've asked us to transfer has been
                         transferred
                       . there is no more accumulated value in the investment
                         option you're transferring from
                       . your policy enters the grace period and is in danger
                         of lapsing
                       . you tell us in writing to cancel the program
                       . we discontinue the program.

YOUR INVESTMENT OPTIONS


Because the            Portfolio rebalancing program
portfolio              As the value of the underlying portfolios changes, the
rebalancing program    value of the allocations to the variable investment
matches your           options will also change. The portfolio rebalancing
original percentage    program automatically transfers your policy's
allocations, we may    accumulated value among the variable investment options
transfer money from    according to your original percentage allocations.
an investment
option with
relatively higher
returns to one with
relatively lower
returns.
                       Here's how the program works:

                       . You can set up this program at any time while your
                         policy is in force.
                       . You enroll in the program by sending us a written
                         signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, modify or suspend the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.
                       . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months.
                       . We make the first transfer on the day we allocate
                         your first net premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the Fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income       . Each withdrawal must be at least $500, and the net
benefit. Please see      cash surrender value of your policy after the
the discussion           withdrawal must be at least $500.
about income           . If your policy has an outstanding loan amount, the
benefits in General      maximum withdrawal you can take is the amount, if
information about        any, by which the cash surrender value just before
your policy.             the withdrawal, exceeds the outstanding loan amount
                         divided by 90%.
We will not accept     . We'll charge you $25 for each withdrawal you make.
your request to        . If you do not tell us which investment options to
make a withdrawal        take the withdrawal from, we'll deduct the withdrawal
if it will cause         and the withdrawal charge from all of your investment
your policy to           options in proportion to the accumulated value you
become a modified        have in each option.
endowment contract,    . The accumulated value, cash surrender value and net
unless you've told       cash surrender value of your policy will be reduced
us in writing that       by the amount of each withdrawal.
you want your          . If the last surviving person insured under the policy
policy to become a       dies after you've sent a withdrawal request to us,
modified endowment       but before we've made the withdrawal, we'll deduct
contract.                the amount of the withdrawal from any death benefit
                         proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. The face amount will be reduced by the amount if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in Pacific Select Estate Preserver - NY
owe, is referred to    basics.
throughout this
prospectus as your     When you borrow money from us, we use your policy's
outstanding loan       accumulated value as security. You pay interest on the
amount. Your policy    amount you borrow. The accumulated value set aside to
refers to this         secure your loan also earns interest. Here's how it
amount as policy       works:
debt.
                       . To secure the loan, we transfer an amount equal to
Taking out a loan        the amount you're borrowing from your accumulated
will affect the          value in the investment options to the loan account.
growth of your           We'll transfer this amount from your investment
policy's                 options in proportion to the accumulated value you
accumulated value,       have in each option, unless you tell us otherwise.
and may affect the     . Interest owing on the amount you've borrowed accrues
death benefit.           daily at an annual rate of 4.1%.
                       . Interest that has accrued during the policy year is
                         due on your policy anniversary. If you do not pay the interest when it's due, we'll add it to the amount of your loan and begin accruing interest on it from the day it was due. We'll also transfer an amount equal to the interest that was due, from your policy's accumulated value to the loan account. We'll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
                       . The amount in the loan account earns interest daily
                         at an annual rate of 3.1% during the first 10 policy years, 3.7% during policy years 11 through 20, and at least 3.85% during policy year 21 and thereafter. On your policy anniversary, we transfer the interest that's been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
                       . We currently intend to credit interest on the amount
                         in the loan account at an annual rate of 4.1% in policy year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the loan account during policy year 21 and thereafter.

                       How much you can borrow
                       The minimum amount you can borrow is $200. You can
An example             borrow up to the larger of the following amounts:

For a policy in        . 100% of the accumulated value in the fixed options,
policy year 13           plus 90% of the accumulated value in the variable
with:                    investment options, less any surrender charges that
 . accumulated value      would apply if you surrendered your policy on the day
  of $100,000            you took out the loan.
 . a most recent
  monthly charge of    . the result of a x (b / c) - d, where:
  $100
 . an outstanding         a = the accumulated value of your policy less any
  loan amount of             surrender charges that would have applied if you
  $50,000                    surrendered your policy on the day you took out
                             the loan, and less 12 times the most recent
The maximum amount           monthly charge
you can borrow is        b = 1.031 during the first 10 policy years, 1.037
$48,325.46                   during policy years 11 through 20, and 1.0385
(($100,000 -                 during policy year 21 and thereafter.
$1,200) X (1.036 /       c = 1.041
1.041)- $50,000)         d = any outstanding loan amount.

                       Paying off your loan
                       You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we'll transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions.

                       While you have an outstanding loan, we'll treat any money you send us as a premium payment unless you tell us in writing that it's a loan repayment.

                       What happens if you do not pay off your loan
                       If you do not pay off your loan, we'll deduct the
Your outstanding       amount in the loan account, including any interest you
loan amount could      owe, from one of the following:
result in taxable
income if you          . the death benefit proceeds before we pay them to your
surrender your           beneficiary
policy, if your        . the cash surrender value if you surrender your policy
policy lapses, or      . the amount we refund if you exercise your right to
if your policy is a      cancel.
modified endowment
contract. You          Taking out a loan, whether or not you repay it, will
should talk to your    have a permanent effect on the value of your policy.
tax advisor before     For example, while your policy's accumulated value is
taking out a loan      held in the loan account, it will miss out on the
under your policy.     potential earnings available through the variable
For more               investment options. The amount of interest you earn on
information, please    the loan account may be less than the amount of
turn to Taking out     interest you would have earned from the fixed options.
a loan in Variable     These could lower your policy's accumulated value,
life insurance and     which could reduce the amount of the death benefit.
your taxes.
                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal features    retirement.

If you're              Using your policy to supplement your income does not
interested in using    change your rights or our obligations under the policy.
your life insurance    The terms for loans and withdrawals described in this
policy to              prospectus remain the same.
supplement your
retirement income,     Here are some things you should consider when setting
please contact us      up an income stream:
for more
information.           . the rate of return you expect to earn on your
                         investment options
We can provide you     . how long you would like to receive regular income
with illustrations     . the amount of accumulated value you want to maintain
that give you            in your policy.
examples of how
this could affect      Understanding the risks
the accumulated        Setting up an income stream may not be suitable for all
value, net cash        policy owners. It's important to understand the risks
surrender value and    that are involved in using your policy's loan and
death benefit of       withdrawal features.
your policy based
on different           You must always leave enough accumulated value in your
hypothetical gross     policy to help ensure your policy will continue to
rates of return. We    qualify as life insurance and will not lapse. Your
will not use a         policy will lapse if there is not enough accumulated
higher rate than       value, after subtracting any outstanding loan amount,
12%, and will          to cover the monthly charge on the day we make the
always compare it      deduction and the grace period expires. If your policy
with a rate of 0%      lapses, we'll end your life insurance coverage.
based on guaranteed
insurance costs.       There are also charges associated with reinstating a
                       lapsed policy.
The hypothetical
rates of return are    You should consult with your financial adviser and
not illustrative of    carefully consider how much you can withdraw and borrow
past or future         from your policy each year to set up your income
results. Policy        stream.
values and benefits
would be different     Remember that the performance of your investment
if:                    options also affects your policy's accumulated value.
                       Poor performance can increase the danger of your policy
 . the gross annual     lapsing. And as the cost of insurance generally
  rates of return      increases with the ages of the persons insured by the
  are different        policy, this can also reduce the accumulated value.
  from the
  hypothetical
  rates
 . premiums were not
  paid as
  illustrated
 . loan interest was
  paid when due.

WITHDRAWALS, SURRENDERS AND LOANS

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses, or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value      Interest on a loan is due to us on each policy
and how future         anniversary. If we do not receive the interest when
withdrawals and        due, we'll add it to the outstanding loan amount and
loans may affect       begin accruing interest from the day it was due. This
the accumulated        has a compounding effect and can add to your income tax
value and death        liability.
benefit.
                       If both persons insured by the policy die, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------
Automated income       Our automated income option ("AIO") program allows you
option                 to make scheduled withdrawals or loans. Your policy is
                       eligible after the 7th policy anniversary. To begin the
Withdrawals and        program, you must have a minimum net cash surrender
loans may reduce       value of $50,000, and your policy must not qualify as a
policy values and      modified endowment contract.
benefits. They may
also increase your     You request participation in the AIO program and
risk of lapse. In      specify your AIO preferences by sending us an AIO
order to minimize      request form. If you wish to do so, contact your
the risk of lapse,     registered representative for an AIO request form.
you should not take
additional loans or    There is no fee to participate in the AIO program. The
withdrawals while      $25 fee for withdrawals under the AIO program is
you are in the AIO     currently waived.
program.
                       Here's how the program works:
Distributions under
the AIO program may    . You can set up the income stream from your policy on
result in tax            either a monthly or annual basis. Each scheduled
liability. Please        income payment must be at least $500 if you choose to
consult your tax         receive monthly payments, or $1,000 if you choose
advisor.                 annual payments.

For more               . You may choose to receive either a fixed amount of
information, see         income or an amount based on a fixed duration.
Variable life            Depending upon your objectives, you may wish to
insurance and your       reduce your face amount or change your policy's death
taxes.                   benefit option in order to maximize your income.

                       . You choose the scheduled income payment date. You may
                         elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.

                       . If the scheduled income payment date falls on a
                         weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.

                       . The withdrawal or loan will be taken from your
                         policy's investment options in proportion to the accumulated value in each option.

Over time, your        Upon our receipt of your AIO request form, we will run
policy's actual        a hypothetical illustration to determine if your
performance, and       request can be fulfilled, or if any adjustments will be
perhaps your use of    necessary. We use the illustration to test your policy
the policy's           for the minimum net cash surrender value requirement.
options, are likely    Your policy must continue to have an illustrated net
to vary from the       cash surrender value at age 100 sufficient to meet the
assumptions used in    minimum accumulated value required to allow for payment
the illustrations.     of policy charges, including policy loan interest.
Changes in your
policy's investment    Illustrations generally will be run at an annual gross
option allocations     earnings rate chosen by you, not to exceed 10%. No
can impact your        earnings rate used is a guarantee or indication of
future values and      actual earnings.
income you receive.
Your policy may        We will complete an AIO agreement form, and send it and
also be more           the illustration to your registered representative for
susceptible to         delivery to you. The AIO agreement form will confirm
lapse.                 your income payment amount, frequency and duration, and
                       will also confirm your policy's cost basis and other
You are responsible    information about your elections under the AIO program.
to monitor your
policy's               Unless you request otherwise, distributions under the
accumulated value      AIO program will be taken first as withdrawals if not
to ensure your         taxable, then they will be taken as loans.
policy is not in
danger of lapsing.     Payments under the AIO program will begin as scheduled
You may need to        once we receive your signed AIO agreement form. We will
make additional        send you a letter confirming the date and amount of the
premium payments or    first income payment.
loan repayments to
prevent your policy    The income payments will usually remain constant during
from lapsing.          each income period, unless there is insufficient net
                       cash surrender value to make a payment. The duration of
You will not           each income period is one year, except that the first
receive a notice to    income period may differ depending on the following:
remind you of your
scheduled premium      . If the AIO program start date is six months or more
payments while you       from your next policy anniversary, the income period
are in the AIO           will end on the next policy anniversary. In this
program.                 case, the first income period will last at least six
                         months, but not more than one year.

                       . If the AIO program start date is less than six months
                         from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but not more than 18 months.

There is no charge     After the first income period, and each year you remain
for illustrations      in the AIO program, we will run an illustration after
we run in              each policy anniversary. This illustration will
connection with the    generally be run at a rate chosen by you, not to exceed
AIO program. They      a gross annual rate of 10%. Your policy must continue
do not count toward    to have an illustrated net cash surrender value at age
your one free          100 sufficient to meet the minimum accumulated value
illustration per       required to allow for payment of policy charges,
year.                  including policy loan interest.

                       We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

                       You may discontinue participation in the AIO program at any time by sending a written notice to us.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while either of the two people insured by the policy is
                       still living. Your policy's cash surrender value is its
You can choose to      accumulated value less any surrender charge that
receive your money     applies. The net cash surrender value equals your
in a lump sum or       policy's cash surrender value after deducting any
use it to buy an       outstanding loan amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General information    . You must send us your policy and a written request.
about your policy.     . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10 policy years, we'll deduct a surrender charge that helps cover our costs for underwriting, issuing and distributing our policies. The following box describes how we calculate the surrender charge. There's no surrender charge after 10 policy years.
                       . We guarantee the surrender charge rates will not
                         increase. We can reduce or waive the surrender charge on policies sold to our directors or employees, to any of our affiliates or to any trustees or employees or affiliates of the Pacific Select Fund.

                      ---------------------------------------------------------
Joint equal age is     How we calculate the surrender charge
a calculation that
combines the ages      The surrender charge is assessed against your policy's
and insurance risks    accumulated value. It has two parts: an underwriting
of the two people      surrender charge and a sales surrender charge. Both
insured by the         charges are based on the joint equal age on the policy
policy, and is         date of the two people insured by the policy, and on
explained in           the initial face amount of your policy.
Appendix A.
                       The underwriting surrender charge is designed to help
The underwriting       cover our administrative expenses for underwriting and
surrender charge       issuing a policy, including the costs of processing
and sales surrender    applications, conducting medical examinations,
target rate appear     determining the insurability and underwriting classes
in Appendix B.         of the people insured, and establishing policy records.

                       The amount of the charge does not change during the
An example             first policy year. Starting on the first policy
                       anniversary, the charge decreases by 0.9259% each month
For a policy with:     until it reaches zero at the end of the 10th policy
                       year.
 . a joint equal age
  of 50                The sales surrender charge helps pay for our costs of
 . an initial face      distributing policies. During the first policy year,
  amount of            this charge is equal to the smaller of the following
  $100,000.            amounts:

Here's the             . 70% of the premium payments you've made, or
surrender charge at    . 70% of the sales surrender target, which is based on
the end of the           the joint equal age of the people insured by the
first policy year:       policy for each $1,000 of the policy's initial face
                         amount.
 . Underwriting
  surrender charge:    The sales surrender charge increases until the premiums
  $520 (5.20 X         you pay reach the sales surrender target. In the 13th
  $100,000 / 1,000)    month you own your policy, we reduce the sales
 . Maximum sales        surrender charge so that it is 99.0741% of the charge
  surrender charge:    as calculated above. After that, we reduce it by
  $865.20 (70% X       0.9259% a month until it reaches zero at the end of 10
  12.36 X              policy years.
  $100,000 / 1,000).
                       We will not increase the charge if your policy's face
                       amount increases. If you decrease the face amount of
                       your policy, we'll charge you a surrender charge that's
                       calculated based on the amount of the decrease.
At the end of the
third policy year,
the surrender
charge is reduced
to:                   ---------------------------------------------------------
                       Calculating the surrender charge on a decrease in face
 . Underwriting         amount
  surrender charge:
  $404.45 ($520 -      Here's how we calculate the surrender charge on a
  ($520 X 0.9259% X    decrease in face amount:
  24 months))
 . Maximum sales        . Step 1: we divide the amount of the decrease by your
  surrender charge:      policy's face amount immediately before the decrease
  $672.94 ($865.20     . Step 2: we multiply the amount we calculated in step
  - ($865.20 X           1 by the total surrender charge that would apply if
  0.9259% X 24           you surrendered your policy.
  months)).
                       We deduct the amount we calculated in step 2 from your
 The most we will      investment options in proportion to the accumulated
 assess for the        value you have in each option.
 underwriting
 surrender change      We calculate any surrender charge after a decrease in
 on any surrendered    face amount by dividing the new face amount by the old
 policy is $17.30      face amount, and multiplying the result by the
 per $1,000 of face    surrender charge that would have applied before the
 amount.               decrease.

                      ---------------------------------------------------------
Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living.
If you surrender       Here's how it works:
your policy and use
the proceeds to         .  We must receive your request to restore the policy
purchase another           along with the full amount of the surrender proceeds
policy we must             within 30 days from the original date of the
receive your               surrender. We will not require evidence of
request to restore         insurability.
your policy within      .  If we assessed a surrender charge when you
60 days of delivery        surrendered your policy, we will add the value of
of your                    the charge to the surrender proceeds we receive from
replacement.               you.
                        .  The surrender proceeds and any refunded surrender
                           charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.
                        .  On the date we process your restoration request, we
                           will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.
                        .  If you had an outstanding loan amount when you
                           surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.
                        .  Once we have restored the policy, we will send you a
                           written confirmation.

                       We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Estate Preserver - NY policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                       . For this income benefit, the amount you receive will
                         always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Reduced Paid-Up        You may use the net cash surrender value of your policy
Benefit                to purchase fixed paid-up insurance on the lives of the
                       people insured by the policy, or the life of the person insured by the policy, if only one person is living at the time of conversion. You may choose to do this on any policy anniversary while the policy is in force. We guarantee your right to convert your policy, and we will not require evidence of insurability.

                       If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. Investment options are not available under the policy issued when you convert.

                       The net cash surrender value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the ages and risk classifications of the people insured by the policy or, if only one person is living at the time of conversion, the age and risk classification of the surviving person.

                      ---------------------------------------------------------
Paying the death       If both people insured by the policy commit suicide,
benefit in the case    or, if only one person insured by the policy is still
of suicide             living, that person commits suicide, within two years
                       of the policy date, while sane or insane, death benefit proceeds will be the total of all premiums you've paid, less any outstanding loan amount and any withdrawals you've made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age of either person insured by your policy is
application            stated incorrectly on your application, the death
                       benefit under your policy will be the greater of the following:

                       . the amount of death benefit that would be purchased
                         by the most recent cost of insurance charge for the correct age or
                       . the guideline minimum death benefit for the correct
                         age.

                       We'll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity of your       policy for two years from the policy date. Once your
policy                 policy has been in force for two years from the policy
                       date during the lifetime of the people insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the people insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either person insured by the policy.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive a copy of the original assignment
                         before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It's based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax                This is not a complete discussion of all federal income
consequences of        tax questions that may arise under the policy. There
owning a policy or     are special rules that we do not include here that may
receiving proceeds     apply in certain situations.
from it may vary by
jurisdiction and       We do not know whether the current treatment of life
according to the       insurance policies under current federal income tax or
circumstances of       estate or gift tax laws will continue. We also do not
each owner or          know whether the current interpretations of the laws by
beneficiary.           the IRS or the courts will remain the same. Future
                       legislation may adversely change the tax treatment of
Speak to a             life insurance policies, other tax consequences
qualified tax          described in this discussion or tax consequences that
adviser for            relate directly or indirectly to life insurance
complete               policies.
information about
federal, state and     We do not make any guarantees about the tax status of
local taxes that       your policy, and you should not consider the discussion
may apply to you.      that follows to be tax advice.

Recently passed tax
legislation
provides, among
other things, for
reductions in
federal estate tax
rates, increases in
the exemption
amount, and a
"repeal" of the
federal estate tax
in 2010. However,
the legislation
provides for full
reinstatement of
the federal estate
tax in the year
2011. If you are
considering the
purchase of the
policy to help pay
federal estate
taxes at death,
consult with your
tax advisor.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on your policy's
insurance.               accumulated value unless you receive a cash
                         distribution by making a withdrawal, surrendering
Death benefits may       your policy, or in some instances, taking a loan from
be excluded from         your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life
We believe that        insurance. For example, the tax laws have yet to
last survivor          address many issues concerning the treatment of
policies meet the      substandard risk policies, policies with term insurance
statutory              on the person insured by the policy or certain tax
definition of life     requirements relating to joint survivorship life
insurance under        insurance policies. We can make changes to your policy
Section 7702 of the    if we believe the changes are needed to ensure that
tax code. However,     your policy continues to qualify as a life insurance
the area of tax law    contract.
relating to the
definition of life     The tax code and tax regulations impose limitations on
insurance does not     unreasonable mortality and expense charges for purposes
explicitly address     of determining whether a policy qualifies as life
all relevant issues    insurance for federal tax purposes. For life insurance
relating to last       policies entered into on or after October 21, 1988,
survivor life          these calculations must be based upon reasonable
insurance policies.    mortality charges and other charges reasonably expected
We reserve the         to be actually paid.
right to make
changes to the
policy if we deem
the changes
appropriate to
continue to qualify
your policy as a
life insurance
contract. If a
policy were
determined not to
qualify as life
insurance, the
policy would not
provide the tax
advantages normally
provided by life
insurance. This
includes excluding
the death benefit
from the gross
income of the
beneficiary.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of      Diversification rules and ownership of the separate
the tax code           account
describes the          Your policy will not qualify for the tax benefit of a
diversification        life insurance contract unless the separate account
rules.                 follows certain rules requiring diversification of
                       investments underlying the policy. In addition, the IRS
For more               requires that the policyholder does not have control
information about      over the underlying assets.
diversification
rules, please see      The Treasury Department has announced that the
Managing the           diversification rules "do not provide guidance
Pacific Select Fund    concerning the circumstances in which it will treat an
in the accompanying    investor, rather than the insurance company, as the
Pacific Select Fund    owner of the assets in a separate account." The IRS
prospectus.            treats a variable policy owner as the owner of separate
                       account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate.
                       Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences
                       . corporate ownership of a policy may affect your
Section 59A of the       liability under the alternative minimum tax and the
tax code deals with      environmental tax.
the environmental
tax.

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy
as conventional        When you surrender, or cash in, your policy, you'll
life insurance         generally be taxed on the difference, if any, between
policies.              the cash surrender value and the cost basis in your
                       policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies
                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and
policies known as      surrendering your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES


                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Estate Preserver - NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy
                       If you surrender your policy, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan
                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. You should consult your tax adviser.

                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Split policy option rider
                       This rider allows a policy to be split into two
Please see the         individual policies. If the split is not treated as a
discussion of          nontaxable exchange, it could result in the recognition
optional riders in     of taxable income up to any gain or income in the
The death benefit.     policy at the time of the split.

Please consult with
your tax adviser if
you want to
exercise your
rights under this
rider.

ABOUT PL&A

                       Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2000, we had total admitted assets of $461.7 million.

                       PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How we're organized    PL&A was incorporated in 1982 under the name of Pacific
                       Financial Life Insurance Company. We merged with
                       Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

                       PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

                      ---------------------------------------------------------
How policies are       Pacific Life Insurance Company administers the policies
administered           sold under this prospectus. At the end of 2000, Pacific
                       Life had over $124.6 billion of individual life insurance in force and total admitted assets of approximately $51.7 billion. It is ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

                       The Pacific Life family of companies has total assets and funds under management of $335.9 billion. Pacific Life's principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our affiliate,
distributed            is the distributor of our policies. PSD is located at
                       700 Newport Center Drive, Newport Beach, California
                       92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

ABOUT PL&A

                       Commissions are based on "target" premiums we
A target premium is    determine. The commission we pay will vary with the
a hypothetical         agreement, but the most common schedule of commissions
premium that is        we pay is:
used only to
calculate              . 55% of premiums paid up to the first target premium
commissions. It          in the first policy year
varies with the        . 4% of premiums paid up to the first target premium
death benefit            after the first policy year
option you choose,     . 4% of the premiums paid under targets 2-10
the age of the         . 2% of premiums paid in excess of the 10th target
person insured by        premium.
the policy on the
policy date, and       We may pay broker-dealers an annual renewal commission
the gender (unless     of up to 0.20% of a policy's accumulated value less any
unisex rates are       outstanding loan amount. We calculate the renewal
required) and risk     amount monthly and it becomes payable on each policy
class of the person    anniversary.
insured by the
policy.                We may also pay override payments, expense and
                       marketing allowances, bonuses, wholesaler fees and
A policy's target      training allowances.
premium will be
less than the          Registered representatives who meet certain sales
policy's guideline     levels can qualify for sales incentives programs we
level premiums.        sponsor. We may also pay them non-cash compensation
                       like expense-paid trips, expense-paid educational seminars, and merchandise. They can choose to receive their compensation on a deferred basis.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

You'll find the        The fixed options are not securities, so they do not
audited financial      fall under any securities act. For this reason, the SEC
statements for the     has not reviewed the disclosure in this prospectus
Pacific Select Exec    about the fixed options. However, other federal
separate account       securities laws may apply to the accuracy and
later in this          completeness of the disclosure about the fixed options.
section of the
prospectus.

This section of the    Separate account
prospectus also        Amounts allocated to the variable investment options
includes the           are held in our separate account. The assets in this
audited                account are kept separate from the assets in our
consolidated           general account and our other separate accounts, and
financial              are protected from our general creditors.
statements for PL&A
later in this          The separate account was established on September 24,
section of the         1998 under Arizona law under the authority of our Board
prospectus. We         of Directors. It's registered with the SEC as a type of
include these          investment company called a unit investment trust. The
financial              SEC does not oversee the administration or investment
statements to show     practices or policies of the account.
our strength as a
company and our        The separate account is divided into variable accounts.
ability to meet our    Each variable account invests in shares of a designated
obligations under      portfolio of the Pacific Select Fund. We may add
the policies.          variable accounts that invest in other portfolios of
                       the fund or in other securities.
The separate
account is not the     We're the legal owner of the assets in the separate
only investor in       account, and pay its operating expenses. The separate
the Pacific Select     account is operated only for our variable life
Fund. Investment in    insurance policies. We must keep enough money in the
the fund by other      account to pay anticipated obligations under the
separate accounts      insurance policies funded by the account, but we can
for variable           transfer any amount that's more than these anticipated
annuity contracts      obligations to our general account. Some of the money
and variable life      in the separate account may include charges we collect
insurance contracts    from the account and any investment results on those
could cause            charges.
conflicts. For more
information, please
see the Statement
of Additional
Information for the
Pacific Select
Fund.

                       We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

                       Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

                       Making changes to the separate account
                       We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

                       We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

                       We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

                       . the effective date of the material change, or . the date you receive the notice, whichever is later.

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

ABOUT PL&A

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in that separate account in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
                       statement that relates to the policy on file with the
 . Illustrations        SEC.
  based on
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.

 . Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.

 . Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of Arizona
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.


                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              Pacific Select Estate Preserver - NY, under the
                       Securities Act of 1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C.
                       They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660.

ABOUT PL&A

  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
  Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer (since August 2001) of
  Director, Chairman   PL&A; Director, Chairman of the Board and Chief Executive Officer of Pacific Life
  of the Board and     Insurance Company; Director, Chairman of the Board and Chief Executive Officer of
  Chief Executive      Pacific LifeCorp, August 1997 to present; Director, Chairman of the Board and Chief
  Officer              Executive Officer of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of the Board and Former President of Pacific Select Fund; former
                       Management Board Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO
                       Advisors L.P.; Former Director of Pacific Corinthian Life Insurance Company;
                       Director of Newhall Land & Farming; The Irvine Company; Edison International; and
                       similar positions with other affiliated companies of Pacific Life Insurance Company.

  David R. Carmichael  Director of PL&A; Senior Vice President and General Counsel of PL&A, July 1998 to
  Director, Senior     present; Director (since August 1997), Senior Vice President and General Counsel of
  Vice President and   Pacific Life Insurance Company; Senior Vice President and General Counsel of Pacific
  General Counsel      LifeCorp, August 1997 to present; Senior Vice President and General Counsel of
                       Pacific Mutual Holding Company, August 1997 to present; Director of Association of
                       California Life and Health Insurance Companies; and President-elect and former
                       Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director, Vice President (since February 1999) and Secretary of PL&A; Director
  Director, Vice       (since August 1997), Vice President and Corporate Secretary of Pacific Life
  President and        Insurance Company; Vice President and Corporate Secretary of Pacific LifeCorp,
  Secretary            August 1997 to present; Vice President and Corporate Secretary of Pacific Mutual
                       Holding Company, August 1997 to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life Insurance Company.

  Glenn S. Schafer     Director and President (since August 2001) of PL&A; Director and President of
  Director and         Pacific Life Insurance Company; Executive Vice President and Chief Financial Officer
  President            of Pacific Life Insurance Company, April 1991 to January 1995; Director and
                       President of Pacific LifeCorp, August 1997 to present; Director and President of
                       Pacific Mutual Holding Company, August 1997 to present; President (since February
                       1999) and Former Trustee of Pacific Select Fund; former Management Board Member of
                       PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.; Former
                       Director of Pacific Corinthian Life Insurance Company; and similar positions with other affiliated companies of Pacific Life Insurance Company.

  Khanh T. Tran        Executive Vice President (since April 2001) and Chief Financial Officer of PL&A;
  Executive Vice       Senior Vice President of PL&A, February 1999 to April 2001; Director (since August
  President and Chief  1997), Executive Vice President (since April 2001) and Chief Financial Officer of
  Financial Officer    Pacific Life Insurance Company, June 1996 to present; Senior Vice President of
                       Pacific Life, June 1996 to April 2001; Vice President and Treasurer of Pacific Life,
                       November 1991 to June 1996; Senior Vice President and Chief Financial Officer of
                       Pacific LifeCorp, August 1997 to present; Senior Vice President and Chief Financial
                       Officer of Pacific Mutual Holding Company, August 1997 to present; Executive Vice
                       President and Chief Financial Officer of other affiliated companies of Pacific Life
                       Insurance Company; Director of Prandium, Inc.

  Lynn C. Miller       Executive Vice President of PL&A, July 1998 to present; Executive Vice President of
  Executive Vice       Pacific Life Insurance Company.
  President

  Brian D. Klemens     Vice President and Treasurer of PL&A, February 1999 to present; Vice President and
  Vice President and   Treasurer of Pacific Life Insurance Company, December 1998 to present; Assistant
  Treasurer            Vice President, Accounting and Assistant Controller of Pacific Life Insurance
                       Company, April 1994 to December 1998; Vice President and Treasurer of Pacific
                       LifeCorp, June 1999 to present; Vice President and Treasurer of Pacific Mutual
                       Holding Company, June 1999 to present; Vice President and Treasurer of other affiliated companies of Pacific Life Insurance Company.

                      ---------------------------------------------------------
Financial              The next several pages contain the statements of net
statements             assets of Pacific Select Exec Separate Account as of
                       December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000. These are followed by the unaudited statement of assets and liabilities of the Pacific
                       Select Exec Separate Account as of September 30, 2001 and the related statement of operations for the nine months then ended, and the statement of changes in net assets for the nine month period ended September 30, 2001 and for the year ended December 31, 2000.

                       These are followed by the financial statements-statutory basis for PL&A as of December 31, 2000 and 1999 and for the years then ended, which are included in this prospectus so you can assess our ability to meet our obligations under the policies. These are followed by the unaudited financial statements -
                        statuatory basis for PL&A as of September 30, 2001 and
                       December 31, 2000 and for the nine months ended September 30, 2001 and 2000.

                      ---------------------------------------------------------
Experts The financial statements-statutory basis for PL&A as of December 31, 2000 and 1999 and for the years then ended and the statement of net assets of Pacific Select Exec Separate Account as of December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, which report on the financial statements of PL&A expresses an unqualified opinion with respect to the presentation of such financial statements-statutory basis in accordance with the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America, and also states that such financial statements-statutory basis, are not presented fairly in accordance with accounting principles generally accepted in the United States of America, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors Pacific Life & Annuity Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Growth LT, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts) as of December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2000 and the results of their operations and the changes in their net assets for the periods from commencement of operations through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 2001

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                  Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                    Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                   Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                   Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                  ------------------------------------------------------------------------------------------------------
ASSETS
Investments:
 Aggressive
 Equity
 Portfolio.......   $2,892
 Emerging Markets
 Portfolio.......             $1,631
 Diversified
 Research
 Portfolio.......                        $894
 Small-Cap Equity
 Portfolio.......                                  $4,691
 International
 Large-Cap
 Portfolio.......                                              $6,676
 Equity
 Portfolio.......                                                          $1,226
 I-Net Tollkeeper
 Portfolio.......                                                                    $8,479
 Multi-Strategy
 Portfolio.......                                                                              $9,751
 Equity Income
 Portfolio.......                                                                                       $7,631
 Growth LT
 Portfolio.......                                                                                               $18,880

Receivables:
 Due from Pacific
 Life & Annuity
 Company.........                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
Total Assets.....    2,892     1,631      894       4,878       6,863       1,226     8,479     9,751    7,631   19,114
                  ------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares
 purchased.......                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
Total
Liabilities......                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
NET ASSETS.......   $2,892    $1,631     $894      $4,691      $6,676      $1,226    $8,479    $9,751   $7,631  $18,880
                  ======================================================================================================
Shares Owned in
each Portfolio...      261       242       81         221         851          47     1,250       633      325      603
                  ======================================================================================================
Cost of
Investments .....   $3,250    $1,741     $870      $5,020      $6,892      $1,340   $11,177   $10,036   $7,729  $22,221
                  ======================================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000

                   Mid-Cap   Equity  Small-Cap          International Government Managed   Money   High Yield Large-Cap
                    Value    Index     Index     REIT       Value     Securities   Bond    Market     Bond      Value
                   Variable Variable Variable  Variable   Variable     Variable  Variable Variable  Variable  Variable
                   Account  Account   Account  Account     Account     Account   Account  Account   Account    Account
                   ----------------------------------------------------------------------------------------------------
ASSETS
Investments:
 Mid-Cap Value
 Portfolio........  $5,701
 Equity Index
 Portfolio........          $16,708
 Small-Cap Index
 Portfolio........                    $3,270
 REIT Portfolio...                               $691
 International
 Value Portfolio..                                         $10,226
 Government
 Securities
 Portfolio........                                                     $11,748
 Managed Bond
 Portfolio........                                                                $7,080
 Money Market
 Portfolio........                                                                        $105,137
 High Yield Bond
 Portfolio........                                                                                   $4,000
 Large-Cap Value
 Portfolio........                                                                                             $16,132

Receivables:
 Due from Pacific
 Life & Annuity
 Company..........      94      140                                                                      94
                   ----------------------------------------------------------------------------------------------------
Total Assets......   5,795   16,848    3,270      691       10,226      11,748     7,080   105,137    4,094     16,132
                   ----------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares
 purchased........      94      140                                                                      94
                   ----------------------------------------------------------------------------------------------------
Total
Liabilities.......      94      140                                                                      94
                   ----------------------------------------------------------------------------------------------------
NET ASSETS........  $5,701  $16,708   $3,270     $691      $10,226     $11,748    $7,080  $105,137   $4,000    $16,132
                   ====================================================================================================
Shares Owned in
each Portfolio....     442      490      294       56          645       1,101       655    10,420      520      1,281
                   ====================================================================================================
Cost of
Investments.......  $5,417  $17,552   $3,247     $674      $10,012     $11,611    $7,009  $105,252   $4,061    $15,711
                   ====================================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000


                   Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                     Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                    Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                    Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                   ------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (1)...                           $1         $13          $5                            $47      $11       $40
                   ------------------------------------------------------------------------------------------------------
Net Investment
Income...........                            1          13           5                             47       11        40
                   ------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
 Net realized
 loss from
 security
 transactions....     ($59)    ($226)                  (72)        (70)       ($6)      ($66)      (6)              (111)
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (359)     (109)       24        (330)       (217)      (114)    (2,698)    (285)     (98)   (3,342)
                   ------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss)
on investments...     (418)     (335)       24        (402)       (287)      (120)    (2,764)    (291)     (98)   (3,453)
                   ------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..    ($418)    ($335)      $25       ($389)      ($282)     ($120)   ($2,764)   ($244)    ($87)  ($3,413)
                   ------------------------------------------------------------------------------------------------------


(1) Pacific Select Fund had declared dividends for the Aggressive Equity, Emerging Markets, and Equity Portfolios during 2000. The corresponding Variable Accounts did not own shares prior to the ex-dividend dates.

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                   Mid-Cap   Equity  Small-Cap          International Government Managed   Money   High Yield Large-Cap
                    Value    Index     Index     REIT       Value     Securities   Bond    Market     Bond      Value
                   Variable Variable Variable  Variable   Variable     Variable  Variable Variable  Variable  Variable
                   Account  Account   Account  Account     Account     Account   Account  Account   Account    Account
                   ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........    $12      $29      $22       $9         $15         $105      $119    $2,106     $75        $80
                   ----------------------------------------------------------------------------------------------------
Net Investment
Income............     12       29       22        9          15          105       119     2,106      75         80
                   ----------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) from
 security
 transactions.....      7       (9)     (73)                (116)           2         9      (271)     (6)       (73)
 Net unrealized
 appreciation
 (depreciation)
 on investments...    284     (844)      25       18         214          137        71      (117)    (61)       420
                   ----------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on
investments.......    291     (853)     (48)      18          98          139        80      (388)    (67)       347
                   ----------------------------------------------------------------------------------------------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS...   $303    ($824)    ($26)     $27        $113         $244      $199    $1,718      $8       $427
                   ====================================================================================================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000

                     Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                       Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                      Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                      Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                     ------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS
 Net investment
 income..........                             $1         $13          $5                             $47      $11      $40
 Net realized
 loss from
 security
 transactions....        ($59)    ($226)                 (72)        (70)        ($6)     ($66)       (6)             (111)
 Net unrealized
 appreciation
 (depreciation)
 on investments..        (359)     (109)      24        (330)       (217)       (114)   (2,698)     (285)     (98)  (3,342)
                     ------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting
from Operations..        (418)     (335)      25        (389)       (282)       (120)   (2,764)     (244)     (87)  (3,413)
                     ------------------------------------------------------------------------------------------------------

INCREASE
(DECREASE) IN NET
ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums........                   138                  281         281                              56               820
 Transfers
 between variable
 accounts, net...       3,675     2,049      885       5,112       7,166       1,482    11,501    10,124    7,938   22,441
 Transfers--
 policy charges
 and deductions..        (374)     (241)     (16)       (342)       (538)       (137)     (258)     (184)    (220)    (902)
 Transfers--
 other...........           9        20                   29          49           1                  (1)              (66)
                     ------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Policy
Transactions.....       3,310     1,966      869       5,080       6,958       1,346    11,243     9,995    7,718   22,293
                     ------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS.......       2,892     1,631      894       4,691       6,676       1,226     8,479     9,751    7,631   18,880
                     ------------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of
 Period..........
                     ------------------------------------------------------------------------------------------------------
 End of Period...      $2,892    $1,631     $894      $4,691      $6,676      $1,226    $8,479    $9,751   $7,631  $18,880
                     ======================================================================================================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                     Mid-Cap   Equity   Small-Cap          International Government Managed   Money    High-Yield Large-Cap
                      Value    Index      Index     REIT       Value     Securities   Bond    Market      Bond      Value
                     Variable Variable  Variable  Variable   Variable     Variable  Variable Variable   Variable  Variable
                     Account  Account    Account  Account     Account     Account   Account  Account    Account    Account
                     -------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS
 Net investment
 income..........        $12      $29       $22       $9          $15        $105      $119    $2,106       $75        $80
 Net realized
 gain (loss)
 from security
 transactions....          7       (9)      (73)                 (116)          2         9      (271)       (6)       (73)
 Net unrealized
 appreciation
 (depreciation)
 on investments..        284     (844)       25       18          214         137        71      (117)      (61)       420
                     -------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting
from Operations..        303     (824)      (26)      27          113         244       199     1,718         8        427
                     -------------------------------------------------------------------------------------------------------

INCREASE
(DECREASE) IN NET
ASSETS FROM
POLICY
TRANSACTIONS
 Transfer of net
 premiums........        140      211       275                   688                   688   272,763       278        413
 Transfers
 between variable
 accounts, net...      5,713   17,658     3,255      736       10,033      11,821     6,429  (148,228)    3,875     16,334
 Transfers--
 policy charges
 and deductions..       (430)    (338)     (168)     (72)        (639)       (317)     (235)  (21,135)     (159)    (1,034)
 Transfers--
 other...........        (25)       1       (66)                   31                    (1)       19        (2)        (8)
                     -------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Policy
Transactions.....      5,398   17,532     3,296      664       10,113      11,504     6,881   103,419     3,992     15,705
                     -------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS.......      5,701   16,708     3,270      691       10,226      11,748     7,080   105,137     4,000     16,132
                     -------------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of
 Period..........
                     -------------------------------------------------------------------------------------------------------
 End of Period...     $5,701  $16,708    $3,270     $691      $10,226     $11,748    $7,080  $105,137    $4,000    $16,132
                     =======================================================================================================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is comprised of twenty-two subaccounts called Variable
Accounts: the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts as of December 31, 2000. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account was established by Pacific Life & Annuity Company (PL&A), a wholly-owned subsidiary of Pacific Life Insurance Company (Pacific Life), on September 24, 1998 and commenced operations on August 15, 2000. The following Variable Accounts commenced operations in 2000: the Money Market Variable Account commenced operations on August 15, 2000; the Aggressive Equity, Emerging Markets, Small-Cap Equity, International Large-Cap, Growth LT, Mid-Cap Value, International Value and Large-Cap Value Variable Accounts commenced operations on September 8, 2000; the Equity Index and High Yield Bond Variable Accounts commenced operations on October 2, 2000; the Small-Cap Index and Managed Bond Variable Accounts commenced on October 20, 2000; the I-Net Tollkeeper and Multi-Strategy Variable Accounts commenced operations on November 3, 2000; the Equity and Government Securities Variable Accounts commenced operations on November 27, 2000; the Equity Income Variable Account commenced operations on November 28, 2000; the Diversified Research Variable Account commenced operations on November 30, 2000; and the REIT Variable Account commenced operations on December 6, 2000. There were no operational activities in the Strategic Value and Focused 30 Variable Accounts through December 31, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

 The Separate Account held by PL&A represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2000, the Fund declared dividends for each portfolio, except for the I-Net Tollkeeper Portfolio, invested by the Separate Account. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by PL&A.

4. RELATED PARTY AGREEMENT

 Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUND SHARES

 The investment in the Fund shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Fund as of December 31, 2000 were as follows:

                                                Variable Accounts (1)
                         ---------------------------------------------------------------------

                         Aggressive Emerging   Diversified  Small-Cap  International
                           Equity    Markets    Research      Equity     Large-Cap    Equity
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions       $6,314     $4,669        $885      $7,998       $9,939      $1,375
Add: Reinvested net
     investment income
     distributions from
     the Fund                                          1          13            5
                         ---------------------------------------------------------------------
     Sub-Total              6,314      4,669         886       8,011        9,944       1,375
Less: Cost of
      investments
      disposed during
      the period            3,064      2,928          16       2,991        3,052          35
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                     3,250      1,741         870       5,020        6,892       1,340
Add: Unrealized
     appreciation
     (depreciation)          (358)      (110)         24        (329)        (216)       (114)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $2,892     $1,631        $894      $4,691       $6,676      $1,226
                         =====================================================================

                           I-Net     Multi-                   Growth                  Equity
                         Tollkeeper Strategy  Equity Income     LT     Mid-Cap Value  Index
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions      $11,501    $10,179      $7,802     $25,528       $7,444     $17,687
Add: Reinvested net
     investment income
     distributions from
     the Fund                             47          11          40           12          29
                         ---------------------------------------------------------------------
     Sub-Total             11,501     10,226       7,813      25,568        7,456      17,716
Less: Cost of
      investments
      disposed during
      the period              324        190          84       3,347        2,039         164
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                    11,177     10,036       7,729      22,221        5,417      17,552
Add: Unrealized
     appreciation
     (depreciation)        (2,698)      (285)        (98)     (3,341)         284        (844)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $8,479     $9,751      $7,631     $18,880       $5,701     $16,708
                         =====================================================================

                         Small-Cap            International Government                Money
                           Index      REIT        Value     Securities Managed Bond   Market
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions       $4,564       $678     $15,721     $11,821      $10,978    $222,997
Add: Reinvested net
     investment income
     distributions from
     the Fund                  22          9          15         105          119       2,106
                         ---------------------------------------------------------------------
     Sub-Total              4,586        687      15,736      11,926       11,097     225,103
Less: Cost of
      investments
      disposed during
      the period            1,339         13       5,724         315        4,088     119,851
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                     3,247        674      10,012      11,611        7,009     105,252
Add: Unrealized
     appreciation
     (depreciation)            23         17         214         137           71        (115)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $3,270       $691     $10,226     $11,748       $7,080    $105,137
                         =====================================================================

                         High Yield Large-Cap
                            Bond      Value
                         ---------------------
Total net proceeds from
 policy transactions       $4,150   $22,390
Add: Reinvested net
     investment income
     distributions from
     the Fund                  75        80
                         ---------------------
     Sub-Total              4,225    22,470
Less: Cost of
      investments
      disposed during
      the period              164     6,759
                         ---------------------
Total cost of
 investments at end of
 period                     4,061    15,711
Add: Unrealized
     appreciation
     (depreciation)           (61)      421
                         ---------------------
Total market value of
 investments at end of
 period                    $4,000   $16,132
                         =====================

------
(1)  Operations commenced during 2000 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the periods ended December 31, 2000 and the selected accumulation unit information as of December 31, 2000 were as follows:

                                                            Variable Accounts (1)
                              ---------------------------------------------------------------------------------
                               Aggressive    Emerging  Diversified Small-Cap International             I-Net
                                 Equity      Markets    Research    Equity     Large-Cap    Equity   Tollkeeper
                              ---------------------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                                     15                     34         29
 (b) Transfers between
     variable accounts, net         388          212         86         582        747         150      1,181
 (c) Transfers--policy
     charges and deductions         (44)         (28)        (2)        (41)       (56)        (14)       (32)
 (d) Transfers--other                                                    (1)         5
                              ---------------------------------------------------------------------------------
Total units outstanding
 at end of period                   344          199         84         574        725         136      1,149
                              =================================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00     $10.00
 At end of period                 $8.41        $8.18     $10.63       $8.17      $9.21       $9.04      $7.38

                                 Multi-       Equity                Mid-Cap     Equity     Small-Cap
                                Strategy      Income    Growth LT    Value       Index       Index      REIT
                              ---------------------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                         6                      95          14         23          27
 (b) Transfers between
     variable accounts, net       1,012          793      2,375         560      1,826         324         73
 (c) Transfers--policy
     charges and deductions         (18)         (22)      (106)        (42)       (36)        (17)        (7)
 (d) Transfers--other                (1)          (1)                                           (6)
                              ---------------------------------------------------------------------------------
Total units outstanding
 at end of period                   999          770      2,364         532      1,813         328         66
                              =================================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00     $10.00
 At end of period                 $9.76        $9.90      $7.99      $10.71      $9.22       $9.96     $10.43

                              International Government   Managed     Money    High Yield   Large-Cap
                                  Value     Securities    Bond      Market       Bond        Value
                              ------------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                        72                      69      27,083         29          41
 (b) Transfers between
     variable accounts, net       1,049        1,177        642     (14,718)       404       1,652
 (c) Transfers--policy
     charges and deductions         (67)         (31)       (23)     (2,099)       (17)       (105)
 (d) Transfers--other                 1                                   2                     (1)
                              ------------------------------------------------------------------------
Total units outstanding
 at end of period                 1,055        1,146        688      10,268        416       1,587
                              ========================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00
 At end of period                 $9.70       $10.25     $10.30      $10.24      $9.61      $10.17

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy Owner's interest in a Variable Account during the accumulation period.

(1) Operations commenced during 2000 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT

                 Financial Statements as of September 30, 2001
                And for the nine months ended September 30, 2001
                    And for the year ended December 31, 2000

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (Unaudited)

                           Blue   Aggressive Aggressive Emerging Diversified Small-Cap International
                           Chip     Growth     Equity   Markets   Research    Equity     Large-Cap    Equity
                         Variable  Variable   Variable  Variable  Variable   Variable    Variable    Variable
                         Account   Account    Account   Account    Account    Account     Account    Account
                        -------------------------------------------------------------------------------------
ASSETS

Investments:
 Blue Chip Portfolio.... $18,025
 Aggressive Growth
 Portfolio..............            $1,819
 Aggressive Equity
 Portfolio..............                      $24,833
 Emerging Markets
 Portfolio..............                                $12,845
 Diversified Research
 Portfolio..............                                           $10,663
 Small-Cap Equity
 Portfolio..............                                                      $31,689
 International Large-Cap
 Portfolio..............                                                                  $54,221
 Equity Portfolio.......                                                                             $13,796

Receivables:

 Due from Pacific Life
 Insurance Company......                 2        641        47        646         42         248         32
 Fund shares redeemed...      21
                        -------------------------------------------------------------------------------------
Total Assets............  18,046     1,821     25,474    12,892     11,309     31,731      54,469     13,828
                        -------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......      21
 Fund shares purchased..                 2        641        47        646         42         248         32
                        -------------------------------------------------------------------------------------
Total Liabilities.......      21         2        641        47        646         42         248         32
                        -------------------------------------------------------------------------------------
NET ASSETS.............. $18,025    $1,819    $24,833   $12,845    $10,663    $31,689     $54,221    $13,796
                        =====================================================================================
Shares Owned in each
Portfolio...............   2,489       258      3,297     2,710      1,144      2,265       9,603        814
                        =====================================================================================
Cost of Investments..... $20,986    $2,134    $30,876   $15,537    $11,031    $40,146     $63,476    $15,902
                        =====================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2001 (Unaudited)

                                         I-Net    Financial  Health              Telecom-    Multi-   Equity  Strategic
                                       Tollkeeper Services  Sciences Technology munications Strategy  Income    Value
                                        Variable  Variable  Variable  Variable   Variable   Variable Variable Variable
                                        Account    Account  Account   Account     Account   Account  Account   Account
                                       --------------------------------------------------------------------------------
ASSETS

Investments:
 I-Net Tollkeeper Portfolio...........  $15,986
 Financial Services Portfolio.........             $6,712
 Health Sciences Portfolio............                       $8,161
 Technology Portfolio ................                                 $5,810
 Telecommunications Portfolio.........                                            $4,382
 Multi-Strategy Portfolio.............                                                      $29,615
 Equity Income Portfolio..............                                                               $63,919
 Strategic Value Portfolio............                                                                         $4,379
Receivables:
 Due from Pacific Life Insurance
 Company..............................                  2       196                             656      853      190
 Fund shares redeemed.................                                      7
                                       --------------------------------------------------------------------------------
Total Assets..........................   15,986     6,714     8,357     5,817      4,382     30,271   64,772    4,569
                                       --------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life Insurance
 Company..............................                                      7
 Fund shares purchased................                  2       196                             656      853      190
                                       --------------------------------------------------------------------------------
Total Liabilities.....................                  2       196         7                   656      853      190
                                       --------------------------------------------------------------------------------
NET ASSETS............................  $15,986    $6,712    $8,161    $5,810     $4,382    $29,615  $63,919   $4,379
                                       ================================================================================
Shares Owned in each Portfolio........    4,418       776       936     1,346        981      2,124    3,425      564
                                       ================================================================================
Cost of Investments...................  $24,119    $7,063    $8,250    $7,583     $5,779    $31,682  $70,717   $4,626
                                       ================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2001 (Unaudited)

                                        Growth  Focused  Mid-Cap  International    Capital    Mid-Cap   Global   Equity
                                          LT       30     Value       Value     Opportunities  Growth   Growth   Index
                                       Variable Variable Variable   Variable      Variable    Variable Variable Variable
                                       Account  Account  Account     Account       Account    Account  Account  Account
                                       ---------------------------------------------------------------------------------
ASSETS

Investments:
 Growth LT Portfolio.................   $84,329
 Focused 30 Portfolio ...............             $67
 Mid-Cap Value Portfolio.............                    $59,046
 International Value Portfolio.......                                $71,040
 Capital Opportunities Portfolio.....                                              $5,793
 Mid-Cap Growth Portfolio............                                                          $2,915
 Global Growth Portfolio.............                                                                    $24
 Equity Index Portfolio..............                                                                           $152,556
Receivables:
 Due from Pacific Life Insurance
 Company.............................        34     1        803         779          190         176      5         574
                                       ---------------------------------------------------------------------------------
Total Assets..........................   84,363    68     59,849      71,819        5,983       3,091     29     153,130
                                       ---------------------------------------------------------------------------------

LIABILITIES

Payables:
 Fund shares purchased...............        34     1        803         779          190         176      5         574
                                       ---------------------------------------------------------------------------------
Total Liabilities.....................       34     1        803         779          190         176      5         574
                                       ---------------------------------------------------------------------------------
NET ASSETS............................  $84,329   $67    $59,046     $71,040       $5,793      $2,915    $24    $152,556
                                       =================================================================================
Shares Owned in each Portfolio........    5,000    12      4,937       6,270          810         459      3       5,695
                                       =================================================================================
Cost of Investments................... $114,529   $72    $64,196     $79,548       $6,576      $3,259    $17    $173,891
                                       =================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2001 (Unaudited)

                         Small-Cap           Inflation  Managed    Money    High Yield Large-Cap
                           Index     REIT     Managed     Bond     Market      Bond      Value
                         Variable  Variable  Variable   Variable  Variable   Variable  Variable
                          Account  Account  Account (1) Account   Account    Account    Account
                         -----------------------------------------------------------------------
ASSETS
Investments:
 Small-Cap Index
 Portfolio..............  $14,030
 REIT Portfolio.........           $17,501
 Inflation Managed
 Portfolio (1)..........                      $44,753
 Managed Bond
 Portfolio..............                                $93,348
 Money Market
 Portfolio..............                                         $1,303,834
 High Yield Bond
 Portfolio..............                                                     $23,938
 Large-Cap Value
 Portfolio..............                                                                $42,165
Receivables:
 Due from Pacific Life
 Insurance Company......                 6                  492                             849
 Fund shares redeemed...       18                  50                   309       41
                         -----------------------------------------------------------------------
Total Assets............   14,048   17,507     44,803    93,840   1,304,143   23,979     43,014
                         -----------------------------------------------------------------------
LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......       18                  50                   309       41
 Fund shares purchased..                 6                  492                             849
                         -----------------------------------------------------------------------
Total Liabilities.......       18        6         50       492         309       41        849
                         -----------------------------------------------------------------------
NET ASSETS..............  $14,030  $17,501    $44,753   $93,348  $1,303,834  $23,938    $42,165
                         =======================================================================
Shares Owned in each
Portfolio...............    1,641    1,394      4,122     8,304     129,232    3,519      3,953
                         =======================================================================
Cost of Investments.....  $17,520  $16,849    $44,370   $91,188  $1,304,991  $26,242    $46,920
                         =======================================================================

(1) Formerly named Government Securities Variable Account and Government Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                         Blue     Aggressive  Aggressive Emerging  Diversified Small-Cap International
                                         Chip       Growth      Equity   Markets    Research    Equity     Large-Cap    Equity
                                       Variable    Variable    Variable  Variable   Variable   Variable    Variable    Variable
                                      Account (1) Account (1)  Account   Account     Account    Account     Account    Account
                                      -----------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends...........................        $1                                          $7      $3,189        $160       $586
                                      -----------------------------------------------------------------------------------------
Net Investment Income.................        1                                           7       3,189         160        586
                                      -----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized loss from security
 transactions........................       (82)       ($4)    ($1,936)    ($286)       (69)       (941)       (773)      (707)
 Net unrealized depreciation on
 investments.........................    (2,961)      (315)     (5,684)   (2,583)      (392)     (8,127)     (9,038)    (1,992)
                                      -----------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on
Investments...........................   (3,043)      (319)     (7,620)   (2,869)      (461)     (9,068)     (9,811)    (2,699)
                                      -----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS.......................  ($3,042)     ($319)    ($7,620)  ($2,869)     ($454)    ($5,879)    ($9,651)   ($2,113)
                                      =========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                           I-Net     Financial    Health                 Telecom-    Multi-    Equity    Strategic
                         Tollkeeper  Services    Sciences   Technology  munications Strategy   Income      Value
                          Variable   Variable    Variable    Variable    Variable   Variable  Variable   Variable
                          Account   Account (1) Account (1) Account (1) Account (1) Account   Account   Account (1)
                         ------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............                                                               $400      $359         $1
                         ------------------------------------------------------------------------------------------
Net Investment Income...                                                                400       359          1
                         ------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS
 Net realized loss from
 security transactions..  ($4,093)       ($9)                    ($15)       ($13)     (164)     (512)      (110)
 Net unrealized
 depreciation on
 investments............   (5,435)      (351)      ($89)       (1,773)     (1,397)   (1,782)   (6,700)      (247)
                         ------------------------------------------------------------------------------------------
Net Realized and
Unrealized Loss on
Investments.............   (9,528)      (360)       (89)       (1,788)     (1,410)   (1,946)   (7,212)      (357)
                         ------------------------------------------------------------------------------------------
NET DECREASE IN NET
ASSETS RESULTING FROM
OPERATIONS..............  ($9,528)     ($360)      ($89)      ($1,788)    ($1,410)  ($1,546)  ($6,853)     ($356)
                         ==========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                       Growth     Focused   Mid-Cap   International    Capital      Mid-Cap     Global     Equity
                                         LT         30       Value        Value     Opportunities   Growth      Growth     Index
                                      Variable   Variable   Variable    Variable      Variable     Variable    Variable   Variable
                                      Account   Account (1) Account      Account     Account (1)  Account (1) Account (1) Account
                                      --------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (2).......................  $11,719               $1,195         $651                                              $972
                                      --------------------------------------------------------------------------------------------
Net Investment Income................   11,719                1,195          651                                               972
                                      --------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
 Net realized loss from security
 transactions........................  (10,415)                (402)        (891)        ($53)        ($61)      ($10)      (1,136)
 Net unrealized appreciation
 (depreciation) on investments.......  (26,858)     ($5)     (5,434)      (8,722)        (783)        (344)         7      (20,491)
                                      --------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on
Investments..........................  (37,273)      (5)     (5,836)      (9,613)        (836)        (405)        (3)     (21,627)
                                      --------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS...................... ($25,554)     ($5)    ($4,641)     ($8,962)       ($836)       ($405)       ($3)    ($20,655)
                                      ============================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Pacific Select Fund had declared dividends for the Focused 30 Portfolio during 2001. The corresponding Variable Account did not own shares prior to the ex-dividend date.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                           Small-Cap           Inflation  Managed   Money    High Yield Large-Cap
                             Index     REIT     Managed     Bond    Market      Bond      Value
                           Variable  Variable  Variable   Variable Variable   Variable  Variable
                            Account  Account  Account (1) Account  Account    Account    Account
                         ------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............     $1,386     $62      $510      $1,398  $29,743     $1,808       $784
                         ------------------------------------------------------------------------
Net Investment Income...      1,386      62       510       1,398   29,743      1,808        784
                         ------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS
 Net realized loss from
 security transactions..     (1,053)    (54)      (31)        (43)    (628)    (4,937)      (558)
 Net unrealized
 appreciation
 (depreciation) on
 investments............     (3,515)    634       246       2,089   (1,040)    (2,243)    (5,175)
                         ------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments..........     (4,568)    580       215       2,046   (1,668)    (7,180)    (5,733)
                         ------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........    ($3,182)   $642      $725      $3,444  $28,075    ($5,372)   ($4,949)
                         ========================================================================

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                          Blue     Aggressive  Aggressive Emerging  Diversified Small-Cap International
                                          Chip       Growth      Equity   Markets    Research    Equity     Large-Cap    Equity
                                        Variable    Variable    Variable  Variable   Variable   Variable    Variable    Variable
                                       Account (1) Account (1)  Account   Account     Account    Account     Account    Account
                                      -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............         $1                                           $7     $3,189        $160       $586
 Net realized loss from security
 transactions........................        (82)       ($4)    ($1,936)    ($286)        (69)      (941)       (773)      (707)
 Net unrealized depreciation on
 investments.........................     (2,961)      (315)     (5,684)   (2,583)       (392)    (8,127)     (9,038)    (1,992)
                                      -------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations......................     (3,042)      (319)     (7,620)   (2,869)       (454)    (5,879)     (9,651)    (2,113)
                                      -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............      1,525         66      11,131     4,900       7,975     14,268      18,640      7,856
 Transfers between variable accounts,
 net.................................     20,683      2,125      27,692    11,014       3,493     22,923      44,976      8,552
 Transfers--policy charges and
 deductions..........................     (1,083)       (43)     (9,309)   (1,847)     (1,258)    (4,133)     (6,443)    (1,766)
 Transfers--other....................        (58)       (10)         47        16          13       (181)         23         41
                                      -------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived
from Policy Transactions.............    21,067      2,138      29,561    14,083      10,223     32,877      57,196     14,683
                                      -------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS...........    18,025      1,819      21,941    11,214       9,769     26,998      47,545     12,570
                                      -------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period.................                            2,892     1,631         894      4,691       6,676      1,226
                                      -------------------------------------------------------------------------------------------
 End of Period.......................   $18,025     $1,819     $24,833   $12,845     $10,663    $31,689     $54,221    $13,796
                                      ===========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Note to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                        I-Net     Financial    Health                 Telecom-    Multi-    Equity    Strategic
                                      Tollkeeper  Services    Sciences   Technology  munications Strategy   Income      Value
                                       Variable   Variable    Variable    Variable    Variable   Variable  Variable   Variable
                                       Account   Account (1) Account (1) Account (1) Account (1) Account   Account   Account (1)
                                      ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............                                                               $400      $359         $1
 Net realized loss from security
 transactions........................  ($4,093)       ($9)                   ($15)       ($13)      (164)     (512)      (110)
 Net unrealized depreciation on
 investments.........................   (5,435)      (351)       ($89)     (1,773)     (1,397)    (1,782)   (6,700)      (247)
                                      ------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations......................   (9,528)      (360)        (89)     (1,788)     (1,410)    (1,546)   (6,853)      (356)
                                      ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............    5,439        971       1,030       1,392         193      8,390    23,681      1,756
 Transfers between variable accounts,
 net.................................   14,334      6,202       7,367       6,356       5,690     15,563    43,796      3,816
 Transfers--policy charges and
 deductions..........................   (2,457)      (109)       (209)       (231)       (149)    (2,552)   (4,423)      (891)
 Transfers--other....................     (281)         8          62          81          58          9        87         54
                                      ------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived
from Policy Transactions.............   17,035      7,072       8,250       7,598       5,792     21,410    63,141      4,735
                                      ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS...........    7,507      6,712       8,161       5,810       4,382     19,864    56,288      4,379
                                      ------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period.................    8,479                                                     9,751     7,631
                                      ------------------------------------------------------------------------------------------
 End of Period.......................  $15,986     $6,712      $8,161      $5,810      $4,382    $29,615   $63,919     $4,379
                                      ==========================================================================================

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                        Growth     Focused   Mid-Cap   International    Capital      Mid-Cap     Global
                                          LT         30       Value        Value     Opportunities   Growth      Growth
                                       Variable   Variable   Variable    Variable      Variable     Variable    Variable
                                       Account   Account (1) Account      Account     Account (1)  Account (1) Account (1)
                                       -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income................ $11,719                $1,195         $651
 Net realized loss from security
 transactions......................... (10,415)                 (402)        (891)        ($53)        ($61)      ($10)
 Net unrealized appreciation
 (depreciation) on investments........ (26,858)      ($5)     (5,434)      (8,722)        (783)        (344)         7
                                       -----------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations....................... (25,554)       (5)     (4,641)      (8,962)        (836)        (405)        (3)
                                       -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums.............  18,555        13      19,701       16,576                       686         49
 Transfers between variable accounts,
 net..................................  86,814        71      53,265       59,044        6,846        2,886          5
 Transfers--policy charges and
 deductions........................... (14,624)      (12)    (15,014)      (5,786)        (190)        (294)       (27)
 Transfers--other.....................     258                    34          (58)         (27)          42
                                       -----------------------------------------------------------------------------------
Net Increase in Net Assets Derived
from Policy Transactions..............  91,003        72      57,986       69,776        6,629        3,320         27
                                       -----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS............  65,449        67      53,345       60,814        5,793        2,915         24
                                       -----------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period..................  18,880                 5,701       10,226
                                       -----------------------------------------------------------------------------------
 End of Period........................ $84,329       $67     $59,046      $71,040       $5,793       $2,915        $24
                                       ===================================================================================
                                        Equity
                                        Index
                                       Variable
                                       Account
                                       ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income................     $972
 Net realized loss from security
 transactions.........................   (1,136)
 Net unrealized appreciation
 (depreciation) on investments........  (20,491)
                                       ---------
Net Decrease in Net Assets Resulting
from Operations.......................  (20,655)
                                       ---------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums.............   46,240
 Transfers between variable accounts,
 net..................................  118,948
 Transfers--policy charges and
 deductions...........................   (8,358)
 Transfers--other.....................     (327)
                                       ---------
Net Increase in Net Assets Derived
from Policy Transactions..............  156,503
                                       ---------
NET INCREASE IN NET ASSETS............  135,848
                                       ---------
NET ASSETS
 Beginning of Period..................   16,708
                                       ---------
 End of Period........................ $152,556
                                       =========

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)

                                   Small-Cap            Inflation  Managed     Money     High Yield Large-Cap
                                     Index     REIT      Managed     Bond      Market       Bond      Value
                                   Variable  Variable   Variable   Variable   Variable    Variable  Variable
                                    Account  Account   Account (1) Account    Account     Account    Account
                                  ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...........    $1,386      $62        $510    $1,398      $29,743    $1,808       $784
 Net realized loss from security
 transactions....................    (1,053)     (54)        (31)      (43)        (628)   (4,937)      (558)
 Net unrealized appreciation
 (depreciation) on investments...    (3,515)     634         246     2,089       (1,040)   (2,243)    (5,175)
                                  ---------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from
Operations.......................    (3,182)     642         725     3,444       28,075    (5,372)    (4,949)
                                  ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums........     2,312    6,637       6,449    20,900    2,040,050     1,720     10,599
 Transfers between variable
 accounts, net...................    19,771   11,601      30,399    67,797     (766,634)   32,568     31,966
 Transfers--policy charges and
 deductions......................    (8,195)  (2,044)     (4,554)   (5,864)    (104,589)   (8,986)   (11,630)
 Transfers--other................        54      (26)        (14)       (9)       1,795         8         47
                                  ---------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy
Transactions.....................    13,942   16,168      32,280    82,824    1,170,622    25,310     30,982
                                  ---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.......    10,760   16,810      33,005    86,268    1,198,697    19,938     26,033
                                  ---------------------------------------------------------------------------
NET ASSETS
 Beginning of Period.............     3,270      691      11,748     7,080      105,137     4,000     16,132
                                  ---------------------------------------------------------------------------
 End of Period...................   $14,030  $17,501     $44,753   $93,348   $1,303,834   $23,938    $42,165
                                  ===========================================================================

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000

                                       Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-
                                         Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy
                                        Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable
                                        Account   Account    Account    Account     Account    Account   Account   Account
                                       -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............                           $1         $13          $5                             $47
 Net realized loss from
 security transactions...............      ($59)    ($226)                 (72)        (70)        ($6)     ($66)       (6)
 Net unrealized appreciation
 (depreciation) on investments.......      (359)     (109)      24        (330)       (217)       (114)   (2,698)     (285)
                                       -------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations............      (418)     (335)      25        (389)       (282)       (120)   (2,764)     (244)
                                       -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............                 138                  281         281                              56
 Transfers between variable accounts,
 net.................................     3,675     2,049      885       5,112       7,166       1,482    11,501    10,124
 Transfers--policy charges and
 deductions..........................      (374)     (241)     (16)       (342)       (538)       (137)     (258)     (184)
 Transfers--other....................         9        20                   29          49           1                  (1)
                                       -------------------------------------------------------------------------------------
Net Increase in Net Assets Derived
from Policy Transactions.............     3,310     1,966      869       5,080       6,958       1,346    11,243     9,995
                                       -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS...........     2,892     1,631      894       4,691       6,676       1,226     8,479     9,751
                                       -------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period.................
                                       -------------------------------------------------------------------------------------
 End of Period.......................    $2,892    $1,631     $894      $4,691      $6,676      $1,226    $8,479    $9,751
                                       =====================================================================================
                                        Equity   Growth
                                        Income     LT
                                       Variable Variable
                                       Account  Account
                                       ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............      $11      $40
 Net realized loss from
 security transactions...............              (111)
 Net unrealized appreciation
 (depreciation) on investments.......      (98)  (3,342)
                                       ------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations............      (87)  (3,413)
                                       ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............               820
 Transfers between variable accounts,
 net.................................    7,938   22,441
 Transfers--policy charges and
 deductions..........................     (220)    (902)
 Transfers--other....................               (66)
                                       ------------------
Net Increase in Net Assets Derived
from Policy Transactions.............    7,718   22,293
                                       ------------------
NET INCREASE IN NET ASSETS...........    7,631   18,880
                                       ------------------
NET ASSETS
 Beginning of Period.................
                                       ------------------
 End of Period.......................   $7,631  $18,880
                                       ==================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                                       Mid-Cap   Equity   Small-Cap          International  Inflation  Managed   Money
                                        Value    Index      Index     REIT       Value       Managed     Bond    Market
                                       Variable Variable  Variable  Variable   Variable     Variable   Variable Variable
                                       Account  Account    Account  Account     Account    Account (1) Account  Account
                                      ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............      $12      $29       $22       $9          $15         $105      $119    $2,106
 Net realized gain (loss) from
 security transactions...............        7       (9)      (73)                 (116)           2         9      (271)
 Net unrealized appreciation
 (depreciation) on investments.......      284     (844)       25       18          214          137        71      (117)
                                      ----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations............      303     (824)      (26)      27          113          244       199     1,718
                                      ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............      140      211       275                   688                    688   272,763
 Transfers between variable accounts,
 net.................................    5,713   17,658     3,255      736       10,033       11,821     6,429  (148,228)
 Transfers--policy charges and
 deductions..........................     (430)    (338)     (168)     (72)        (639)        (317)     (235)  (21,135)
 Transfers--other....................      (25)       1       (66)                   31                     (1)       19
                                      ----------------------------------------------------------------------------------
Net Increase in Net Assets Derived
from Policy Transactions.............    5,398   17,532     3,296      664       10,113       11,504     6,881   103,419
                                      ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS...........    5,701   16,708     3,270      691       10,226       11,748     7,080   105,137
                                      ----------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period.................
                                      ----------------------------------------------------------------------------------
 End of Period.......................   $5,701  $16,708    $3,270     $691      $10,226      $11,748    $7,080  $105,137
                                      ==================================================================================
                                       High Yield Large-Cap
                                          Bond      Value
                                        Variable  Variable
                                        Account    Account
                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income...............       $75        $80
 Net realized gain (loss) from
 security transactions...............        (6)       (73)
 Net unrealized appreciation
 (depreciation) on investments.......       (61)       420
                                      ---------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations............         8        427
                                      ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums............       278        413
 Transfers between variable accounts,
 net.................................     3,875     16,334
 Transfers--policy charges and
 deductions..........................      (159)    (1,034)
 Transfers--other....................        (2)        (8)
                                      ---------------------
Net Increase in Net Assets Derived
from Policy Transactions.............     3,992     15,705
                                      ---------------------
NET INCREASE IN NET ASSETS...........     4,000     16,132
                                      ---------------------
NET ASSETS
 Beginning of Period.................
                                      ---------------------
 End of Period.......................    $4,000    $16,132
                                      =====================

(1) Formerly named Government Securities Variable Account.

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is comprised of thirty-one subaccounts called Variable
Accounts: the Blue Chip, Aggressive Growth, Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed (formerly Government Securities), Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts as of September 30, 2001. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies. The Semi-Annual Report of the Fund dated June 30, 2001 is available upon request to Pacific Life & Annuity Company (PL&A).

 The Separate Account has organized and registered with the Securities and Exchange Commission (SEC) nine new Variable Accounts: the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts. The Strategic Value Variable Account commenced operations on February 27, 2001; the Blue Chip, Aggressive Growth, and Capital Opportunities Variable Accounts commenced operations on May 1, 2001; the Financial Services, Health Sciences, Technology, Telecommunications, and Focused 30 Variable Accounts commenced operations on May 23, 2001; the Global Growth Variable Account commenced operations on June 14, 2001; and the Mid-Cap Growth commenced operations on July 9, 2001. The Strategic Value and Focused 30 Variable Accounts were organized and registered with the SEC in 2000.

 The Separate Account was established by PL&A, a wholly-owned subsidiary of Pacific Life Insurance Company (Pacific Life), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

 The Separate Account held by PL&A represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

2. DIVIDENDS

 During the nine-month period ended September 30, 2001, the Fund declared dividends for each portfolio, except for the Aggressive Growth, Aggressive Equity, Emerging Markets, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by PL&A.

4. RELATED PARTY AGREEMENT

 Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUND SHARES

 The investment in the Fund shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Fund as of September 30, 2001 were as follows:

                                                               Variable Accounts
                          ------------------------------------------------------------------------------------------
                              Blue    Aggressive  Aggressive    Emerging   Diversified    Small-Cap    International
                            Chip (1)  Growth (1)    Equity      Markets     Research       Equity        Large-Cap
                          ------------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of period                                 $3,250      $1,741         $870        $5,020         $6,892
Add: Total net proceeds
     from policy
     transactions           $21,604     $2,174       39,958      15,688       11,337        44,797         61,576
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                   1                                                7            78            160
     (b) Net realized
         gain                                                                                3,111
                           -----------------------------------------------------------------------------------------
          Sub-Total          21,605      2,174       43,208      17,429       12,214        53,006         68,628
Less: Cost of
      investments disposed
      during the period         619         40       12,332       1,892        1,183        12,860          5,152
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 period                      20,986      2,134       30,876      15,537       11,031        40,146         63,476
Add: Unrealized
     depreciation            (2,961)      (315)      (6,043)     (2,692)        (368)       (8,457)        (9,255)
                           -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 period                     $18,025     $1,819      $24,833     $12,845      $10,663       $31,689        $54,221
                           =========================================================================================

                                        I-Net     Financial      Health       Tech-       Telecom-        Multi-
                             Equity   Tollkeeper Services (1) Sciences (1) nology (1)  munications (1)   Strategy
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of period         $1,340    $11,177                                                            $10,036
Add: Total net proceeds
     from policy
     transactions            18,230     25,169       $7,143      $8,311       $7,667        $5,836         23,612
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                                                                                               361
     (b) Net realized
         gain                   586                                                                            39
                           -----------------------------------------------------------------------------------------
          Sub-Total          20,156     36,346        7,143       8,311        7,667         5,836         34,048
Less: Cost of
      investments disposed
      during the period       4,254     12,227           80          61           84            57          2,366
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 period                      15,902     24,119        7,063       8,250        7,583         5,779         31,682
Add: Unrealized
     depreciation            (2,106)    (8,133)        (351)        (89)      (1,773)       (1,397)        (2,067)
                           -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 period                     $13,796    $15,986       $6,712      $8,161       $5,810        $4,382        $29,615
                           =========================================================================================

                                                                                           Inter-        Capital
                             Equity   Strategic     Growth      Focused      Mid-Cap      national      Opportuni-
                             Income   Value (1)       LT         30 (1)       Value         Value        ties (1)
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of period         $7,729                 $22,221                   $5,417       $10,012
Add: Total net proceeds
     from policy
     transactions            72,085     $5,503      122,582         $78       71,312        76,873         $6,791
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                 116          1          705                      153           186
     (b) Net realized
         gain                   243                  11,014                    1,042           465
                           -----------------------------------------------------------------------------------------
          Sub-Total          80,173      5,504      156,522          78       77,924        87,536          6,791
Less: Cost of
      investments disposed
      during the period       9,456        878       41,993           6       13,728         7,988            215
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 period                      70,717      4,626      114,529          72       64,196        79,548          6,576
Add: Unrealized
     depreciation            (6,798)      (247)     (30,200)         (5)      (5,150)       (8,508)          (783)
                           -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 period                     $63,919     $4,379      $84,329         $67      $59,046       $71,040         $5,793
                           =========================================================================================

                            Mid-Cap     Global                 Small-Cap                  Inflation
                           Growth (1) Growth (1) Equity Index    Index        REIT       Managed (2)   Managed Bond
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of period                                $17,552      $3,247         $674       $11,611         $7,009
Add: Total net proceeds
     from policy
     transactions            $3,614        $33      200,372      21,974       21,378        39,725         88,784
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                                         671          75           22           510          1,398
     (b) Net realized
         gain                                           301       1,311           40
                           -----------------------------------------------------------------------------------------
          Sub-Total           3,614         33      218,896      26,607       22,114        51,846         97,191
Less: Cost of
      investments disposed
      during the period         355         16       45,005       9,087        5,265         7,476          6,003
                           -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 period                       3,259         17      173,891      17,520       16,849        44,370         91,188
Add: Unrealized
     appreciation
     (depreciation)            (344)         7      (21,335)     (3,490)         652           383          2,160
                           -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 period                      $2,915        $24     $152,556     $14,030      $17,501       $44,753        $93,348
                           =========================================================================================

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements)

(2) Inflation Managed was formerly named Government Securities.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                                                                       Variable Accounts
                                                             ---------------------------------
                                                                Money     High Yield Large-Cap
                                                                Market       Bond      Value
                                                             ---------------------------------
Total cost of investments at beginning of period                $105,252    $4,061    $15,711
Add: Total net proceeds from policy transactions
     Reinvested distributions from the Funds:                  1,701,474    67,652     40,444
     (a) Net investment income                                    29,743     1,808        124
     (b) Net realized gain                                                     660
                                                             ---------------------------------
          Sub-Total                                            1,836,469    73,521     56,939
Less: Cost of investments disposed during the period             531,478    47,279     10,019
                                                             ---------------------------------
Total cost of investments at end of period                     1,304,991    26,242     46,920
Add: Unrealized depreciation                                      (1,157)   (2,304)    (4,755)
                                                             ---------------------------------
Total market value of investments at end of period            $1,303,834   $23,938    $42,165
                                                             =================================

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the periods ended September 30, 2001 and the selected accumulation unit information as of September 30, 2001 were as follows:

                                                                 Variable Accounts
                              ---------------------------------------------------------------------------------------
                                Blue   Aggressive  Aggressive    Emerging   Diversified    Small-Cap    International
                              Chip (1) Growth (1)    Equity      Markets     Research       Equity        Large-Cap
                              ---------------------------------------------------------------------------------------
Total units outstanding at
 beginning of period                                    344          199          84           574            725
Increase (decrease) in
 units resulting from
 policy transactions:
  (a) Transfer of net
      premiums                    190         8       1,708          812         877         1,981          2,530
  (b) Transfers between
      variable accounts, net    2,284       234       3,621        1,465         345         2,946          5,676
  (c) Transfers--policy
      charges and deductions     (119)       (3)     (1,335)        (249)       (125)         (514)          (803)
  (d) Transfers--other             (6)       (1)          8            3           1           (23)             3
                              ---------------------------------------------------------------------------------------
          Sub-Total             2,349       238       4,002        2,031       1,098         4,390          7,406
                              ---------------------------------------------------------------------------------------
Total units outstanding at
 end of period                  2,349       238       4,346        2,230       1,182         4,964          8,131
                              =======================================================================================

Accumulation Unit Value:
 At beginning of period        $10.00    $10.00       $8.41        $8.18      $10.63         $8.17          $9.21
 At end of period               $7.67     $7.66       $5.71        $5.76       $9.02         $6.38          $6.67
                                         I-Net     Financial      Health       Tech-       Telecom-        Multi-
                               Equity  Tollkeeper Services (1) Sciences (1) nology (1)  munications (1)   Strategy
                              ---------------------------------------------------------------------------------------
Total units outstanding at
 beginning of period              136     1,149                                                               999
Increase (decrease) in
 units resulting from
 policy transactions:
  (a) Transfer of net
      premiums                  1,179     1,081         122          114         251            35            930
  (b) Transfers between
      variable accounts, net    1,134     2,259         666          765         883           816          1,623
  (c) Transfers--policy
      charges and deductions     (242)     (384)        (14)         (32)        (60)          (41)          (269)
  (d) Transfers--other              5       (44)          2           10          21            16              1
                              ---------------------------------------------------------------------------------------
          Sub-Total             2,076     2,912         776          857       1,095           826          2,285
                              ---------------------------------------------------------------------------------------
Total units outstanding at
 end of period                  2,212     4,061         776          857       1,095           826          3,284
                              =======================================================================================

Accumulation Unit Value:
 At beginning of period         $9.04     $7.38      $10.00       $10.00      $10.00        $10.00          $9.76
 At end of period               $6.24     $3.94       $8.65        $9.52       $5.31         $5.31          $9.02

----------------
** Accumulation Unit: unit of measure used to calculate the value of a Policy
   Owner's interest in a Variable Account during the accumulation period.

(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                                                         Variable Accounts
                             --------------------------------------------------------------------------
                                                                                   Inter-     Capital
                                Equity   Strategic             Focused  Mid-Cap   national   Opportuni-
                                Income   Value (1)  Growth LT  30 (1)    Value      Value     ties (1)
                             --------------------------------------------------------------------------
Total units outstanding at
 beginning of period               770                2,364                532      1,055
Increase (decrease) in
 units resulting from
 policy transactions:
  (a) Transfer of net
      premiums                   2,849        236     3,134         2    1,831      2,208
  (b) Transfers between
      variable accounts, net     4,858        434    13,316         8    4,765      7,461         853
  (c) Transfers--policy
      charges and deductions      (495)      (106)   (2,332)       (2)  (1,348)      (699)        (22)
  (d) Transfers--other              11          6        41                  4         (8)         (4)
                             --------------------------------------------------------------------------
          Sub-Total              7,223        570    14,159         8    5,252      8,962         827
                             --------------------------------------------------------------------------
Total units outstanding at
 end of period                   7,993        570    16,523         8    5,784     10,017         827
                             ==========================================================================

Accumulation Unit Value:
 At beginning of period          $9.90     $10.00     $7.99    $10.00   $10.71      $9.70      $10.00
 At end of period                $8.00      $7.68     $5.10     $8.18   $10.21      $7.09       $7.00
                               Mid-Cap     Global    Equity   Small-Cap           Inflation   Managed
                              Growth (1) Growth (1)   Index     Index    REIT    Managed (2)    Bond
                             --------------------------------------------------------------------------
Total units outstanding at
 beginning of period                                  1,813       328       66      1,146         688
Increase (decrease) in
 units resulting from
 policy transactions:
  (a) Transfer of net
      premiums                      99          5     5,370       277      640        606       1,933
  (b) Transfers between
      variable accounts, net       348          1    14,659     1,924    1,105      2,845       6,319
  (c) Transfers--policy
      charges and deductions       (42)        (3)     (965)     (857)    (189)      (429)       (545)
  (d) Transfers--other               6                  (38)        5       (3)        (1)         (1)
                             --------------------------------------------------------------------------
          Sub-Total                411          3    19,026     1,349    1,553      3,021       7,706
                             --------------------------------------------------------------------------
Total units outstanding at
 end of period                     411          3    20,839     1,677    1,619      4,167       8,394
                             ==========================================================================

Accumulation Unit Value:
 At beginning of period         $10.00     $10.00     $9.22     $9.96   $10.43     $10.25      $10.30
 At end of period                $7.09      $8.12     $7.32     $8.37   $10.81     $10.74      $11.12
                                Money    High Yield Large-Cap
                                Market      Bond      Value
                             --------------------------------
Total units outstanding at
 beginning of period            10,268        416     1,587
Increase (decrease) in
 units resulting from
 policy transactions:
  (a) Transfer of net
      premiums                 196,376        176     1,143
  (b) Transfers between
      variable accounts, net   (73,350)     2,927     3,187
  (c) Transfers--policy
      charges and deductions   (10,183)      (906)   (1,169)
  (d) Transfers--other             174          1         5
                             ------------------------------
          Sub-Total            113,017      2,198     3,166
                             ------------------------------
Total units outstanding at
 end of period                 123,285      2,614     4,753
                             ------------------------------

Accumulation Unit Value:
 At beginning of period         $10.24      $9.61    $10.17
 At end of period               $10.58      $9.16     $8.87

----------------
** Accumulation Unit: unit of measure used to calculate the value of a Policy Owner's interest in a Variable Account during the accumulation period.

(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

(2) Inflation Managed was formerly named Government Securities.

                              ------------------

                         PACIFIC LIFE & ANNUITY COMPANY

      Financial Statements - Statutory Basis as of and for the years ended
                           December 31, 2000 and 1999
                        and Independent Auditors' Report

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life & Annuity Company:

   We have audited the accompanying statements of admitted assets, liabilities and capital and surplus- statutory basis of Pacific Life & Annuity Company (the Company) as of December 31, 2000 and 1999, and the related statements of operations-statutory basis, capital and surplus-statutory basis, and cash flows-statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1 to the financial statements, the Company has prepared these financial statements on the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 1.

   In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Pacific Life & Annuity Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Pacific Life & Annuity Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

   DELOITTE & TOUCHE LLP

   Costa Mesa, CA
   February 26, 2001

                         Pacific Life & Annuity Company

                         STATEMENTS OF ADMITTED ASSETS,
              LIABILITIES AND CAPITAL AND SURPLUS-STATUTORY BASIS

                                                                      December 31,
                                                                      2000     1999
-------------------------------------------------------------------------------------
                                                                     (In Thousands)
ADMITTED ASSETS
Bonds                                                               $258,266 $239,981
Preferred stocks                                                       6,963    6,536
Common stocks                                                          6,849    7,963
Mortgage loans                                                        15,004   15,409
Cash and short-term investments                                       91,041   73,725
Other invested assets                                                 56,832   29,453
Premiums due and unpaid                                               20,966   19,824
Other assets                                                           5,527   10,421
Separate account assets                                                  243
-------------------------------------------------------------------------------------

TOTAL ADMITTED ASSETS                                               $461,691 $403,312
=====================================================================================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy reserves                                                   $116,331 $102,041
  Policy benefits payable                                             58,096   50,738
  Deposit funds                                                       23,527    6,300
  Accrued general expenses                                             8,169    9,433
  Other liabilities                                                   24,842   28,561
  Asset valuation reserve                                              4,769    5,291
  Separate account liabilities                                           243
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    235,977  202,364
-------------------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares
   authorized; 2.9 million shares issued and outstanding               2,900    2,900
  Paid-in surplus                                                    134,607  134,607
  Unassigned surplus                                                  88,207   63,441
-------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                            225,714  200,948
-------------------------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITAL AND SURPLUS                           $461,691 $403,312
=====================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                    STATEMENTS OF OPERATIONS-STATUTORY BASIS


                                                                    Years Ended December 31,
                                                                        2000          1999
----------------------------------------------------------------------------------------------
                                                                         (In Thousands)
REVENUES
Premiums                                                                $434,580      $359,936
Net investment income                                                     31,089        24,786
Other income                                                               1,997           246
----------------------------------------------------------------------------------------------
TOTAL REVENUES                                                           467,666       384,968
----------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Current and future policy benefits                                       315,803       250,328
Operating expenses                                                       102,581        87,013
----------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                              418,384       337,341
----------------------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                                        49,282        47,627
Federal income taxes                                                      16,910        16,196
----------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                                  32,372        31,431
Net realized capital losses                                               (4,201)         (405)
----------------------------------------------------------------------------------------------
NET INCOME                                                              $ 28,171      $ 31,026
==============================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

               STATEMENTS OF CAPITAL AND SURPLUS-STATUTORY BASIS

                            Common Stock
                            ------------- Paid-in  Unassigned
                            Shares Amount Surplus   Surplus    Total
-----------------------------------------------------------------------
                                          (In Thousands)
BALANCES,
 JANUARY 1, 1999            2,900  $2,900 $ 37,607  $36,192   $ 76,699
Net income                                           31,026     31,026
Capital contribution                        97,000              97,000
Other surplus transactions                           (3,777)    (3,777)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1999          2,900   2,900  134,607   63,441    200,948
Net income                                           28,171     28,171
Other surplus transactions                           (3,405)    (3,405)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 2000          2,900  $2,900 $134,607  $88,207   $225,714
=======================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                    STATEMENTS OF CASH FLOWS-STATUTORY BASIS


                                                    Years Ended December 31,
                                                        2000          1999
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums                                             $ 433,264     $ 366,624
  Net investment income                                   27,997        22,917
  Other, net                                                             4,554
Payments
  Policy benefit payments                               (271,663)     (301,317)
  Operating expenses                                     (92,298)      (92,375)
  Premium and other taxes                                 (7,875)      (10,817)
  Federal income taxes                                   (25,858)       (4,268)
  Other, net                                                (415)
-------------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                  63,152       (14,682)
-------------------------------------------------------------------------------

CASH FROM INVESTMENTS
Proceeds
  Bonds                                                   64,792        84,064
  Stocks                                                   5,391         5,918
  Mortgage loans                                          12,654         7,017
  Other                                                   12,424         4,210
Payments for the purchase of
  Bonds                                                  (86,900)     (108,883)
  Stocks                                                  (8,197)       (3,550)
  Mortgage loans                                         (12,000)      (11,000)
  Other                                                  (35,568)      (17,407)
Net tax on capital (gains) losses                            782        (2,561)
-------------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                                (46,622)      (42,192)
-------------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                    97,000
Other, net                                                   786        (3,323)
-------------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES            786        93,677
-------------------------------------------------------------------------------

Net change in cash and short-term investments             17,316        36,803
Cash and short-term investments, beginning of year        73,725        36,922
-------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR           $  91,041     $  73,725
===============================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverages to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. Also, PL&A began selling structured settlement annuities in 2000.

   In 1999, PL&A changed its name from PM Group Life Insurance Company and received approval from the State of New York Insurance Department to transact business in the State of New York. In connection with this approval, Pacific Life contributed $97 million of additional paid-in surplus in cash to PL&A in 1999. During 2000, PL&A began selling variable life insurance and institutional products and services and filed for variable annuity product approval in the State of New York.

   BASIS OF PRESENTATION

   These financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America
   (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   Accounting practices prescribed or permitted by the Insurance Department of the State of Arizona differ in certain respects, which in some cases are materially different from GAAP. GAAP stockholder's equity as of December 31, 2000 and 1999 was $255.5 million and $221.9 million, respectively, compared to statutory capital and surplus as included in these financial statements of $225.7 million and $200.9 million, respectively. GAAP net income for the years ended December 31, 2000 and 1999 was $30.9 million and $30.0 million, respectively, compared to statutory net income included in these financial statements of $28.2 million and $31.0 million, respectively. The significant differences are noted below:

    An interest maintenance reserve (IMR) is established to capture realized investment gains and losses, net of tax, on the sale of fixed income investments resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold under statutory accounting practices; no such reserve is allowed under GAAP.

    An asset valuation reserve (AVR), based upon a formula prescribed by the NAIC, is established as a liability to offset potential noninterest related investment losses, and changes in the AVR are charged or credited directly to surplus under statutory accounting practices; no such reserve is allowed under GAAP.

    Investments in bonds and preferred stocks are generally carried at amortized cost under statutory accounting practices; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at estimated fair value.

    Certain assets, principally deferred income taxes and furniture and equipment, are designated as non admitted and excluded from assets by a direct charge to surplus under statutory accounting practices; under GAAP, such assets are carried on the statement of financial condition with appropriate valuation allowances.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Department of the State of Arizona is requiring adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. PL&A has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on statutory surplus.

   PL&A's significant statutory accounting practices are described below.

   INVESTMENTS

   Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. The cost of bonds, and preferred and common stocks is adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans are stated at unpaid principal balances.

   Short-term investments are carried at amortized cost which approximates estimated fair value. Short-term investments generally consist of bonds, commercial paper and money market instruments whose maturities at the time of acquisition were one year or less.

   Other invested assets, which consist principally of joint venture and partnership interests, are primarily accounted for using the equity method.

   The AVR is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $1.8 million and $1.2 million as of December 31, 2000 and 1999, respectively, is included in other liabilities.

   Net realized capital gains and losses are determined on the specific identification method and are presented net of Federal capital gains tax and transfers to the IMR.

   Derivatives that qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Derivatives that do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

   POLICY RESERVES AND DEPOSIT FUNDS

   Medical expense claim reserves are based on PL&A's actual loss experience. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

   Reserves for variable life insurance and individual annuities are maintained principally on the Commissioners' Reserve Valuation Method.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyholders' equity in their deposit accounts, including credited interest.

   REVENUES, BENEFITS AND EXPENSES

   Premiums are recognized as revenue over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

   Expenses, including policy acquisition costs and Federal income taxes, are charged to operations as incurred.

   FEDERAL INCOME TAXES

   PL&A's operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A's ultimate parent. PL&A is allocated an income tax expense based on the effect of including its operations in the consolidated return. Deferred taxes are provided for as permitted by the Insurance Department of the State of Arizona. The net deferred tax asset is non admitted. This practice has no effect on total surplus.

   OTHER SURPLUS TRANSACTIONS

   Other surplus transactions primarily consist of unrealized capital gains and losses, changes in non admitted assets and change in the AVR.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The operating results of separate account assets pass through to separate account policyholders and contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 2 and 3 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, PL&A exceeded the minimum risk-based capital requirements.

   BUSINESS RISKS

   PL&A operates in a business environment which is subject to various risks and uncertainties. PL&A's group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of debt and equity securities are shown below. Debt securities include bonds, redeemable preferred stocks and short-term investments. Equity securities include perpetual preferred stocks and common stocks. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity, or from securities with comparable trading characteristics.

                                                                Gross Unrealized
                                                      Amortized ----------------  Estimated
                                                        Cost     Gains    Losses  Fair Value
                                                      --------------------------------------
                                                                  (In Thousands)
    December 31, 2000:
    ------------------
    U.S. Treasury securities and obligations of
     U.S. government authorities and agencies         $  7,976  $     78 $      2  $  8,052
    Obligations of states and political subdivisions     9,456       147       13     9,590
    Foreign governments                                  3,058       162              3,220
    Corporate securities                               281,495     3,750    2,514   282,731
    Mortgage-backed and asset-backed securities         50,645       850      335    51,160
    Redeemable preferred stock                           2,276                  2     2,274
                                                      -------------------------------------
    Total debt securities                             $354,906  $  4,987 $  2,866  $357,027
                                                      =====================================
    Total equity securities                           $ 12,443  $  1,607 $  2,503  $ 11,547
                                                      =====================================

    December 31, 1999:
    ------------------
    U.S. Treasury securities and obligations of
     U.S. government authorities and agencies         $  6,029  $      7 $     22  $  6,014
    Obligations of states and political subdivisions     8,290       141       40     8,391
    Foreign governments                                  1,000        37              1,037
    Corporate securities                               231,786     1,241    2,624   230,403
    Mortgage-backed and asset-backed securities         68,657        28    1,602    67,083
    Redeemable preferred stock                           6,111        22        6     6,127
                                                      -------------------------------------
    Total debt securities                             $321,873  $  1,476 $  4,294  $319,055
                                                      =====================================
    Total equity securities                           $  5,999  $  3,843 $  1,454  $  8,388
                                                      =====================================


                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES (Continued)

   The amortized cost and estimated fair value of debt securities as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Amortized Estimated
                                                         Cost    Fair Value
                                                       --------------------
                                                          (In Thousands)
      Due in one year or less                          $ 83,464   $ 83,426
      Due after one year through five years             162,152    162,702
      Due after five years through ten years             21,085     21,487
      Due after ten years                                37,560     38,252
                                                       -------------------
                                                        304,261    305,867
      Mortgage-backed and asset-backed securities        50,645     51,160
                                                       -------------------
      Total                                            $354,906   $357,027
                                                       ===================

   Proceeds from sales of investments in debt securities were $13.1 million and $23.3 million for the years ended December 31, 2000 and 1999, respectively. Gross gains of $1.1 million and $0.1 million and gross losses of $0.1 million and $0.9 million were realized on those sales for the years ended December 31, 2000 and 1999, respectively.

3. FINANCIAL INSTRUMENTS

   The estimated fair values of PL&A's financial instruments, including debt and equity securities (Note 2), are as follows:

                                      December 31, 2000     December 31, 1999
                                      -----------------     -----------------
                                     Statement  Estimated  Statement Estimated
                                       Value    Fair Value   Value   Fair Value
                                     ------------------------------------------
                                                  (In Thousands)
      Assets:
        Debt securities              $354,379    $357,027  $321,873   $319,055
        Equity securities              11,536      11,547     8,388      8,388
        Mortgage loans                 15,004      16,152    15,409     17,131
        Financial futures contracts    (1,110)
        Foreign currency
         derivatives                                 (129)                   7
      Liabilities:
        Guaranteed interest
         contracts                     20,314      20,314
        Deposit liabilities             3,213       3,213     6,300      6,300

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   FINANCIAL FUTURES CONTRACTS

   PL&A uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

   FOREIGN CURRENCY DERIVATIVES

   PL&A enters into foreign exchange forward contracts to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. Foreign currency derivatives expire during the year 2001.

4. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in both policy reserves and policy benefits payable, is summarized as follows:

                                                       Years Ended
                                                      December 31,
                                                      2000      1999
                                                    ------------------
                                                     (In Thousands)
         Balance at January 1                       $ 91,583  $137,181
           Less reinsurance recoverables                 107       119
                                                    ------------------
         Net balance at January 1                     91,476   137,062
                                                    ------------------
         Incurred related to:
           Current year                              301,160   279,002
           Prior years                               (27,823)  (33,283)
                                                    ------------------
         Total incurred                              273,337   245,719
                                                    ------------------
         Paid related to:
           Current year                              221,370   213,682
           Prior years                                45,078    77,623
                                                    ------------------
         Total paid                                  266,448   291,305
                                                    ------------------
         Net balance at December 31                   98,365    91,476
           Plus reinsurance recoverables                  49       107
                                                    ------------------
         Balance at December 31                     $ 98,414  $ 91,583
                                                    ==================

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

4. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES (Continued)

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $27.8 million and $33.3 million for the years ended December 31, 2000 and 1999, respectively.

5. RELATED PARTY TRANSACTIONS

   Pacific Life provides services of certain management and other personnel, and other support services to PL&A. Services provided include employee participation in certain benefit plans provided by Pacific Life (Note 6). Charges for these services amounted to $12.9 million and $11.9 million for the years ended December 31, 2000 and 1999, respectively, and are included in operating expenses.

   Under a reinsurance and service agreement, which terminated on January 1, 1999, PL&A assumed substantially all of Pacific Life's group life and health insurance. Premiums of ($0.6) million and $0.4 million and benefits of $1.4 million and ($0.7) million were assumed for the years ended December 31, 2000 and 1999, respectively. Amounts payable under this agreement were $0.4 million and $1.3 million as of December 31, 2000 and 1999, respectively. Effective January 1, 1999, PL&A began to provide underwriting and administrative services for this business under an administrative services agreement. Fees earned amounted to $10.7 million and $10.2 million for the years ended December 31, 2000 and 1999, respectively, and are included as an offset to operating expenses.

6. EMPLOYEE BENEFIT PLANS

   PL&A permits eligible employees to participate in a retirement plan provided by Pacific Life.

   PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. Interest accrued to this plan amounted to $0.4 million for the years ended December 31, 2000 and 1999.

   PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

   Pacific Life and PL&A utilize the accrual method of accounting for the costs of the Plans as prescribed by the Insurance Departments of the States of California and Arizona, respectively. PL&A has elected to amortize the transition obligation, which was allocated from Pacific Life, of $3.7 million over 20 years. The transition obligation amortization amounted to $0.2 million for each of the years ended December 31, 2000 and 1999.

   The postretirement obligation included in other liabilities reflects the amortized balance less reductions due to payouts under the Plans. The balance as of December 31, 2000 and 1999 is $1.1 million and $1.0 million, respectively.

7. DIVIDEND RESTRICTIONS

   Dividend payments by PL&A to its parent cannot exceed the lesser of 10% of surplus as of the preceding year-end, as regards to policyholders, or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Commissioner of the State of Arizona. No dividends were paid during 2000 and 1999. During 2001, PL&A can pay dividends amounting to approximately $22.3 million without prior approval from the Insurance Commissioner of the State of Arizona.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

8. COMMITMENTS AND CONTINGENCIES

   PL&A has outstanding commitments to make investments in bonds, mortgage loans and other invested assets as follows (In Thousands):

         Year Ending December 31:
         ------------------------
           2001                                             $ 9,620
           2002 through 2005                                 25,679
           2006 and thereafter                               17,324
                                                            -------
           Total                                            $52,623
                                                            =======

   PL&A leases office facilities under various noncancelable operating leases. Rent expense in connection with these leases was $2.6 million and $2.4 million for the years ended December 31, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Thousands):

         Year Ending December 31:
         ------------------------
           2001                                             $3,415
           2002                                              3,321
           2003                                              1,106
           2004                                              1,102
           2005 and thereafter                                 685
                                                            ------
           Total                                            $9,629
                                                            ======

   PL&A is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

--------------------------------------------------------------------------------

                         PACIFIC LIFE & ANNUITY COMPANY

                     Financial Statements--Statutory Basis
                 as of September 30, 2001 and December 31, 2000
           and for the nine months ended September 30, 2001 and 2000

                         Pacific Life & Annuity Company

                         STATEMENTS OF ADMITTED ASSETS,
             LIABILITIES AND CAPITAL AND SURPLUS - STATUTORY BASIS

                                                September 30,
                                                    2001      December 31,
                                                 (Unaudited)      2000
--------------------------------------------------------------------------
                                                      (In Thousands)
ADMITTED ASSETS
Bonds                                             $392,504      $258,266
Preferred stocks                                     4,688         6,963
Common stocks                                        5,249         6,849
Mortgage loans                                      14,557        15,004
Cash and short-term investments                    105,175        91,041
Other invested assets                               66,845        56,832
Premiums due and unpaid                             26,342        20,966
Investment income due and accrued                    6,431         3,729
Other assets                                         6,460         1,798
Separate account assets                              2,222           243
--------------------------------------------------------------------------

TOTAL ADMITTED ASSETS                             $630,473      $461,691
==========================================================================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy reserves                                 $223,010      $136,645
  Policy benefits payable                           77,141        58,097
  Deposit-type contracts                             4,646         3,212
  Accrued general expenses                          12,243         8,169
  Other liabilities                                 55,286        24,842
  Asset valuation reserve                           10,340         4,769
  Separate account liabilities                       2,222           243
--------------------------------------------------------------------------
TOTAL LIABILITIES                                  384,888       235,977
--------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares
   authorized; 2.9 million shares issued and
   outstanding                                       2,900         2,900
  Paid-in surplus                                  134,607       134,607
  Unassigned surplus                               108,078        88,207
--------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                          245,585       225,714
--------------------------------------------------------------------------

TOTAL LIABILITIES AND CAPITAL AND SURPLUS         $630,473      $461,691
==========================================================================

See Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS
                                  (Unaudited)

                                             Nine Months Ended
                                               September 30,
                                               2001     2000
--------------------------------------------------------------
                                               (In Thousands)
REVENUES
Premiums and other income                    $529,793 $299,239
Net investment income                          23,592   22,678
--------------------------------------------------------------
TOTAL REVENUES                                553,385  321,917
--------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future policy benefits            423,467  210,385
Operating expenses                            111,715   73,525
--------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                   535,182  283,910
--------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES             18,203   38,007
Federal income taxes                            7,035   12,998
--------------------------------------------------------------

NET GAIN FROM OPERATIONS                       11,168   25,009
Net realized capital gains                      3,002      504
--------------------------------------------------------------

NET INCOME                                   $ 14,170 $ 25,513
==============================================================

See Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

              STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS

                                            Common Stock
                                            ------------- Paid-in  Unassigned
                                            Shares Amount Surplus   Surplus    Total
--------------------------------------------------------------------------------------
                                                        (In Thousands)
BALANCES, JANUARY 1, 2000                   2,900  $2,900 $134,607  $ 63,441  $200,948
Net income                                                            28,171    28,171
Other surplus transactions                                            (3,405)   (3,405)
--------------------------------------------------------------------------------------
BALANCES, DECEMBER 31, 2000                 2,900   2,900  134,607    88,207   225,714
Net income                                                            14,170    14,170
Cumulative effect of changes in
 accounting principles                                                12,383    12,383
Other surplus transactions                                            (6,682)   (6,682)
--------------------------------------------------------------------------------------
BALANCES (Unaudited), SEPTEMBER 30, 2001    2,900  $2,900 $134,607  $108,078  $245,585
======================================================================================

See Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
                                  (Unaudited)

                                                       Nine Months Ended
                                                         September 30,
                                                        2001       2000
---------------------------------------------------------------------------
                                                        (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums                                            $ 523,759  $ 299,183
  Net investment income                                  18,683     20,120
  Federal income taxes                                    7,634
  Other, net                                              3,389
Payments
  Policy benefit payments                              (317,769)  (193,876)
  Operating expenses                                    (94,386)   (64,016)
  Net transfer to separate accounts                      (2,067)       (67)
  Premium and other taxes                               (10,322)    (7,909)
  Federal income taxes                                             (12,835)
  Other, net                                                          (109)
---------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                128,921     40,491
---------------------------------------------------------------------------
CASH FROM INVESTMENTS
Proceeds
  Bonds                                                  42,092     55,592
  Stocks                                                  4,867      5,027
  Mortgage loans                                            453      1,325
Payments for the purchase of
  Bonds                                                (172,941)   (55,762)
  Stocks                                                   (659)    (7,463)
  Other, net                                             (1,415)   (17,734)
---------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                              (127,603)   (19,015)
---------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Other, net                                               12,816      2,152
---------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES        12,816      2,152
---------------------------------------------------------------------------
Net change in cash and short-term investments            14,134     23,628
Cash and short-term investments, beginning of period     91,041     73,725
---------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD        $ 105,175  $  97,353
===========================================================================

See Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (Unaudited)

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

   DESCRIPTION OF BUSINESS

   Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverages to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. Also, PL&A began selling structured settlement annuities in 2000.

   In 1999, Pacific Life contributed $97 million in cash of additional paid-in surplus to PL&A in conjunction with PL&A's approval from the State of New York Insurance Department (NY DOI) to transact business in the State of New York. In 2000, PL&A began selling variable life insurance and institutional products and services in New York. In 2001, PL&A received product approval from the NY DOI to sell variable annuity products. Sales of the variable annuity products are pending approval from the Securities and Exchange Commission.

   BASIS OF PRESENTATION

   The information set forth in the statement of admitted assets, liabilities and capital and surplus - statutory basis as of September 30, 2001 and the statements of operations - statutory basis, the statements of capital and surplus - statutory basis and of cash flows - statutory basis for the nine months ended September 30, 2001 and 2000 is unaudited. The September 30, 2001 and 2000 information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position and results of operations of PL&A for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full year. It is suggested that these unaudited financial statements be read in conjunction with the audited financial statements for the years ended December 31, 2000 and 1999.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   ACCOUNTING PRACTICES

   The financial statements of PL&A are prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). The AZ DOI has adopted as prescribed accounting practice the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC Manual). The AZ DOI has the right to permit accounting practices that differ from those in the NAIC's Manual.

   PL&A's net income and capital and surplus as of September 30, 2001 are the same between the NAIC Manual and accounting practices permitted by the State of Arizona.

   NAIC Statement of Statutory Accounting Principles (SSAP) and accounting practices prescribed or permitted by the AZ DOI differ in certain respects, which in some cases may be material from accounting principles generally accepted in the United States of America (GAAP). GAAP stockholder's equity as of September 30, 2001 and December 31, 2000 was $276 million and $255 million, respectively, compared to statutory capital and surplus as included herein of $246 million and $226 million, respectively. GAAP net income for the nine months ended September 30, 2001 and 2000 was $16 million and $29 million, respectively, compared to statutory net income included herein of $14 million and $26 million, respectively.

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   USE OF ESTIMATES IN THE PREPARATION OF THE FINANCIAL STATEMENTS

   The preparation of these financial statements requires estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses during the period. It also requires disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   ACCOUNTING POLICIES

   Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life premiums are recognized as income when due from the policyholder under the terms of the insurance contract. For flexible premium products, premiums are recognized as income when received from the policyholder. Annuity considerations are recognized as revenue when received. Guaranteed Interest Contracts (GIC's) are recorded as premium in the period received. GIC's contain purchase rate guarantees that cause them to be classified as life contracts under SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Payments received on contracts which do not incorporate any mortality or morbidity risk are recorded directly as a liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense when earned under the terms of the contract. Payments to policyholders are recorded as benefit expense to the extent that such payments differ from the recorded liability.

   In addition, PL&A uses the following accounting policies:

     Short-term investments are stated at amortized cost.

     Bonds not backed by other loans, where eligible under NAIC rules, are stated at amortized cost using the interest method. Other bonds are valued at the lower of amortized cost or market.

     Investments in unaffiliated common stocks are valued, as provided by the NAIC, at approximate market value.

     Preferred stocks, where eligible under NAIC rules, are stated at amortized cost. Other preferred stock is stated at the lower of amortized cost or market.

     Mortgage loans on real estate are stated at the aggregate carrying value less accrued interest.

     PL&A utilizes the retrospective method of accounting for amortization of premium and discount for all mortgage and asset backed securities except for interest only and residual securities, which are valued using the prospective method. The prepayment assumptions for all mortgage and asset backed securities were obtained from broker dealer surveys or internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation.

     PL&A generally carries its unaffiliated investments in joint ventures, partnerships and limited liability companies based on the underlying audited GAAP equity of the investee.

     Derivative instruments are valued in accordance with the NAIC Manual. All derivative instruments are valued consistently with the hedged item.

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     PL&A establishes loss liabilities for accident and health claims incurred before the valuation date but not yet paid. PL&A also establishes an expense liability associated with paying those claims. The method for establishing this liability involves calculating lag reserves on each type of business using PL&A's own experience. A portion of this is set aside as the claim liability for incurred but unreported claims as well as claims in course of settlement. Any liability for resisted claims is added to this. The group business accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimation is based upon the number of transactions expected and the total expected costs of settlement including overhead expenses for each transaction.

3. ACCOUNTING CHANGES

   Effective January 1, 2001, the AZ DOI required that insurance companies domiciled in Arizona prepare statutory basis financial statements in accordance with the NAIC Manual. Accounting changes adopted to conform to the provision of the NAIC Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, PL&A reported changes in accounting principles as a net adjustment that increased unassigned funds (surplus) of $12 million as of January 1, 2001. Included in this total adjustment is an increase of $4 million related to deferred tax assets and $8 million related to federal income taxes recoverable.

4. DERIVATIVE INSTRUMENTS

   Financial Futures Contracts: PL&A uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contract do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

   Foreign Exchange Forward Contracts: PL&A enters into foreign exchange forward contracts to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets.

   Interest Rate Swap Contracts: PL&A uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the statement of operations through an adjustment to net investment income over the life of the agreements.

5. INCOME TAXES

   For the year 2000, the AZ DOI approved a permitted practice for PL&A to record deferred income taxes. As of December 31, 2000, PL&A had a nonadmitted net deferred tax asset (DTA) of $11 million. The change in the net DTA of $7 million was recorded as Federal income taxes in net income and as a change to surplus through

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (Unaudited)

5. INCOME TAXES (Continued)

   change in nonadmitted assets. Surplus was unaffected. If deferred income taxes had not been recognized, net income would have been increased by $7 million for the year ended December 31, 2000 as compared to the NAIC Manual in effect for that year. For the period ended September 30, 2001, PL&A adopted SSAP No. 10, Income Taxes, from the NAIC Manual. The tables below reflect differences between newly adopted SSAP No. 10 and the former permitted practice. No deferred tax liabilities (DTL) were recognized.

   The components of the net DTA/DTL as of September 30, 2001 and December 31, 2000 are as follows:

                                                  September 30, December 31,
                                                      2001          2000
                                                  --------------------------
                                                        (In Thousands)
      Total of all DTA's (admitted and
       nonadmitted)                                  $11,289      $11,857

      Total of all DTL's                                 351          283

      Total DTA's nonadmitted in accordance with
       SSAP No. 10 (2001) and permitted practice
       (2000)                                          7,733       11,574

      Decrease in DTA nonadmitted                     (3,841)      (6,879)

   DTAs and DTLs are as follows:

                                                  September 30, December 31,
                                                      2001          2000
                                                  --------------------------
                                                        (In Thousands)
      Current income tax expense, including
       ordinary income and capital gains              $5,900      $15,153
                                                  --------------------------

        Increase (decrease) in DTA's                   ($568)     ($6,690)
        (Increase) decrease in DTL's                     (68)        (189)
        Change due to beginning unrealized
         capital gains                                   424
                                                  --------------------------
        Net change in deferred taxes                   ($212)     ($6,879)
                                                  ==========================

   PL&A's Federal income tax expense and change in DTA/DTL differs from the amount obtained by applying the Federal statutory rate of 35% to income before Federal income taxes for the following reasons:

                                                 For the Nine
                                                 Months Ended   Year Ended
                                                 September 30, December 31,
                                                     2001          2000
                                                  --------------------------
                                                       (In Thousands)
      Expected Federal income tax expense           $6,371       $17,248
      Interest maintenance reserve amortization        (92)         (117)
      Dividends received deduction and other           755          (221)
                                                  --------------------------
      Total incurred Federal income tax expense     $7,034       $16,910
                                                  ==========================

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (Unaudited)

5. INCOME TAXES (Continued)

   As of September 30, 2001, PL&A had no net operating loss carryforwards. The following are ordinary and capital gain income taxes incurred in the three prior years that will be available for recoupment in the event of future net losses (In Thousands):

                Years Ending:
                -------------
                    2000                               $13,980
                    1999                                14,452
                    1998                                 4,252

   PL&A's Federal income tax return is consolidated with Pacific Mutual Holding Company, its ultimate parent, along with other includable subsidiaries. The method of allocation between companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, inter-company balances are settled as refunds are received. If the consolidated return has a tax payable, the inter-company balances are settled on a quarterly basis.

6. RETROSPECTIVELY RATED CONTRACTS

   PL&A estimates accrued retrospective premium adjustments for its group life and group health insurance business through a mathematical approach using its experience rating practices. The amount of net premiums earned by PL&A for the nine months ended September 30, 2001 that are subject to retrospective rating features was $4 million, which represented 0.9% of the total net premiums earned for group life and group health.

7. LITIGATION

   PL&A is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

--------------------------------------------------------------------------------

APPENDIX A - JOINT EQUAL AGE

                      ---------------------------------------------------------
An example             Joint equal age is a calculation that combines the ages
                       and insurance risks of two people insured by a policy.
This example           It changes many possible combinations of ages, risk
assumes a male         classes, and genders for the two people insured by the
smoker who is age      policy into a two life status. With joint equal age, we
65 and a female        assume that both people have the same age, gender (both
nonsmoker who is       always male), and risk class (both smoker or both
age 55.                nonsmoker).

Here's how we          How we use joint equal age
calculate the joint    Using the joint equal age of the two people insured by
equal age.             the policy eliminates many of the tables needed when
                       age rates are used. We use the joint equal age for
Step 1                 calculating the following:

Subtract 0 from the      . certain policy charges. We use joint equal age to
male age of 65. For        determine the rates per $1000 of initial face amount
the female,                for the sales surrender target and underwriting
subtract 5 from age        surrender charge.
55.
                         . the death benefit under Option D.
Adjusted ages after
Step 1:                How we calculate joint equal age
 . Male 65              Here are the three steps we use to calculate joint
 . Female 50            equal age. We start with the actual ages of the two
                       people insured by the policy on the policy date.
Step 2
                       Step 1 Adjust ages for gender
Subtract 50 from
65. The difference     We subtract years from the age of each person insured
is 15. The add-on      by the policy, based on gender. The table below shows
factor for 15 is 6     how we make the adjustment.
in the table.
                       --------------------------------------------------------
Step 3                 Gender                Subtract from adjusted age (years)
                       --------------------------------------------------------
Add 6, the add-on      Female                                                 5
factor to 50, the      Male                                                   0
younger adjusted       Unisex                                                 1
age.                   --------------------------------------------------------

The joint equal age    Step 2 Determine the add-on factor
is 56.
                       We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

                       ----------------------      ----------------------
                       Difference in   Add-on      Difference in   Add-on
                       adjusted age    factor      adjusted age    factor
                       (years)        (years)      (years)        (years)
                       ----------------------      ----------------------
                       0                    0      40-44               12
                       1-2                  1      45-47               13
                       3-4                  2      48-50               14
                       5-6                  3      51-53               15
                       7-9                  4      54-56               16
                       10-12                5      57-60               17
                       13-15                6      61-64               18
                       16-18                7      65-69               19
                       19-23                8      70-75               20
                       24-28                9      76-82               21
                       29-34               10      83-91               22
                       35-39               11      92-100              23
                       ----------------------      ----------------------

                       Step 3 Calculate joint equal age

                       We add the add-on factor to the younger adjusted age (from Step 1).

                       The sum is the joint equal age.

APPENDIX B - RATES PER $1,000 OF INITIAL FACE AMOUNT

--------------------------------------------        --------------------------------------------
                                 Face amount                                         Face amount
Joint      Sales Underwriting      component        Joint      Sales Underwriting   component of
equal  surrender    surrender       of M & E        equal  surrender    surrender          M & E
  age  target/1/       charge risk charge/2/          age  target/1/       charge risk charge/2/
--------------------------------------------        --------------------------------------------
   15       3.98          2.0          0.098           51      13.20          5.3          0.159
   16       4.05          2.1          0.098           52      13.98          5.4          0.163
   17       4.13          2.1          0.099           53      14.82          5.5          0.167
   18       4.30          2.2          0.100           54      16.00          5.8          0.172
   19       4.27          2.3          0.100           55      17.07          6.1          0.176
   20       4.34          2.3          0.101           56      18.42          6.4          0.182
   21       4.52          2.4          0.102           57      19.77          6.7          0.187
   22       4.60          2.4          0.103           58      21.33          7.0          0.193
   23       4.68          2.5          0.104           59      22.92          7.3          0.200
   24       4.76          2.6          0.105           60      24.60          7.6          0.207
   25       4.84          2.7          0.106           61      26.29          7.9          0.214
   26       4.93          2.8          0.107           62      28.18          8.2          0.222
   27       5.02          2.9          0.108           63      30.17          8.5          0.231
   28       5.11          3.0          0.109           64      32.83          8.9          0.240
   29       5.18          3.1          0.110           65      35.66          9.3          0.250
   30       5.26          3.2          0.111           66      38.42          9.7          0.261
   31       5.34          3.3          0.112           67      41.48         10.1          0.273
   32       5.42          3.4          0.114           68      44.75         10.5          0.286
   33       5.51          3.5          0.115           69      48.08         10.9          0.300
   34       5.84          3.6          0.117           70      50.94         11.3          0.316
   35       5.98          3.7          0.118           71      54.60         11.7          0.332
   36       6.33          3.8          0.120           72      56.78         12.1          0.350
   37       6.60          3.9          0.122           73      60.34         12.5          0.370
   38       6.78          4.0          0.123           74      65.37         12.9          0.391
   39       7.17          4.1          0.125           75      68.95         13.3          0.414
   40       7.58          4.2          0.127           76      70.86         13.7          0.440
   41       8.02          4.3          0.129           77      72.68         14.1          0.467
   42       8.58          4.4          0.132           78      74.86         14.5          0.498
   43       9.08          4.5          0.134           79      77.34         14.9          0.531
   44       9.52          4.6          0.137           80      79.33         15.3          0.567
   45       9.77          4.7          0.139           81      76.61         15.7          0.553
   46      10.14          4.8          0.142           82      78.74         16.1          0.584
   47      10.62          4.9          0.145           83      77.90         16.5          0.599
   48      11.02          5.0          0.148           84      80.62         16.9          0.614
   49      11.57          5.1          0.151           85      82.10         17.3          0.640
   50      12.36          5.2          0.155
--------------------------------------------        --------------------------------------------

/1/ Maximum sales surrender target for the joint equal age. The sales surrender target charged may be less and will depend upon the individual ages and the sex of the insureds.

/2/ Maximum face amount component of the M&E risk charge for the joint equal age. The face amount component of the M&E risk charge may be less and will depend upon the individual ages and the sex of the insureds.

APPENDIX C - DEATH BENEFIT PERCENTAGES

----------------     ----------------     ----------------     ----------------------------
 Age  Percentage      Age  Percentage      Age  Percentage      Age              Percentage
----------------     ----------------     ----------------     ----------------------------
0-40         250      50          185      60          130                    70        115
  41         243      51          178      61          128                    71        113
  42         236      52          171      62          126                    72        111
  43         229      53          164      63          124                    73        109
  44         222      54          157      64          122                    74        107
  45         215      55          150      65          120                 75-90        105
  46         209      56          146      66          119                    91        104
  47         203      57          142      67          118                    92        103
  48         197      58          138      68          117                    93        102
  49         191      59          134      69          116     (greater than) 93        101
----------------     ----------------     ----------------     ----------------------------

APPENDIX D - DEATH BENEFIT FACTOR TABLE

------------------------------------------------------------------------------------------------
Rate per $1.00 of Face Amount
------------------------------------------------------------------------------------------------
Joint
equal
  age                                        Policy years*
------------------------------------------------------------------------------------------------
           5    10    15    20    25    30    35    40    45    50    55    60    65    70   75+
------------------------------------------------------------------------------------------------
   15  1.000 1.000 1.000 1.001 1.002 1.005 1.010 1.022 1.048 1.102 1.210 1.415 1.702 1.957 2.000
   20  1.000 1.000 1.001 1.002 1.004 1.009 1.021 1.046 1.100 1.207 1.411 1.700 1.957 2.000 2.000
   25  1.000 1.000 1.001 1.003 1.008 1.019 1.044 1.097 1.204 1.408 1.697 1.956 2.000 2.000 2.000
   30  1.000 1.001 1.003 1.007 1.018 1.042 1.094 1.200 1.404 1.694 1.955 2.000 2.000 2.000 2.000
   35  1.000 1.002 1.006 1.016 1.039 1.091 1.197 1.400 1.692 1.954 2.000 2.000 2.000 2.000 2.000
   40  1.001 1.005 1.014 1.036 1.087 1.192 1.395 1.688 1.953 2.000 2.000 2.000 2.000 2.000 2.000
   45  1.002 1.011 1.032 1.081 1.185 1.388 1.682 1.952 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   50  1.006 1.025 1.072 1.174 1.376 1.674 1.949 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   55  1.015 1.058 1.157 1.358 1.660 1.945 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   60  1.035 1.128 1.327 1.636 1.936 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   65  1.079 1.274 1.595 1.920 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   70  1.175 1.519 1.891 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   75  1.357 1.822 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   80  1.620 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   85  1.894 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   90  1.969 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   95  2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
   99  2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000 2.000
------------------------------------------------------------------------------------------------

* Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

PACIFIC SELECT ESTATE
PRESERVER - NY         WHERE TO GO FOR MORE INFORMATION

The Pacific Select     For more information about Pacific Select Estate
Estate Preserver -     Preserver - NY, please call or write to us at the
 NY variable life      address below. You should also use this address to send
insurance policy is    us any notices, forms or requests about your policy.
underwritten by
Pacific Life &
Annuity Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life & Annuity Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 6530
                       Newport Beach, California 92658-7500

                       1-888-595-6997
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                       PACIFIC SELECT ESTATE PRESERVER-NY

            Last Survivor Flexible Premium Variable Insurance Policy

                 Issued by Pacific Life & Annuity Company


                      Supplement dated January 4, 2002 to
                        Prospectus dated January 4, 2002

  The attached prospectus describes a Policy split option rider under "The death benefit: Optional riders". As of the date of this supplement to the prospectus, the optional Policy split option rider is not yet available.